EXHIBIT 10(p)






                    WARRANT PURCHASE AGREEMENT


                          by and between



                   THE NEWS CORPORATION LIMITED



                               and



                  MCI COMMUNICATIONS CORPORATION








                    Dated as of August 2, 1995

                      Exhibits and Schedules



Exhibit A   - Warrant
Exhibit B   - Registration Rights Agreement
Exhibit C   - Securityholders' Agreement

Exhibit D   - Opinion of Squadron, Ellenoff, Plesent
                 & Sheinfeld, LLP

Exhibit E   - Opinion of Atanaskovic Hartnell

Exhibit F   - Opinion of Simpson Thacher & Bartlett

Schedule 4.1   - Australian Legal and Regulatory Issues

Schedule 4.9   - Capitalization

Schedule 8.2   - Redeemable Ordinary Shares

                    WARRANT PURCHASE AGREEMENT


     WARRANT PURCHASE AGREEMENT, dated as of the 2nd day of August, 1995, by and between The News Corporation Limited, a South Australia corporation (the "Company"), and MCI Communications Corporation, a Delaware corporation ("Purchaser").

                       W I T N E S S E T H:

     WHEREAS, Purchaser desires to purchase, and the Company desires to issue and sell to Purchaser, securities of the Company on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto do hereby agree as follows:

     1. Authorization of Issue of Initial Warrant. The Company has authorized the issue and sale to Purchaser or its Permitted Transferees of a warrant (the "Initial Warrant"), representing the right to purchase up to 155,339,806 Ordinary Shares (the "Initial Warrant Shares"), upon the terms and conditions set forth in the Initial Warrant, which shall be in the form attached hereto as Exhibit A.

     Certain capitalized terms used in this Agreement are defined in paragraph 14 hereof; references to a paragraph, section or subsection are, unless otherwise specified, to one of the paragraphs, sections or subsections of this Agreement and references to an "Exhibit" or a "Schedule" are, unless otherwise specified, to one of the exhibits or schedules attached to this Agreement.

     2. Sale and Purchase of Initial Warrant. Subject to the terms and conditions herein set forth, at the closing of the sale and purchase of the Initial Warrant (the "Initial Closing") the Company will issue and sell to Purchaser, and Purchaser will purchase from the Company, the Initial Warrant at a purchase price equal to One Hundred Fifty Million Dollars (US$150,000,000).

     3. Initial Closing; Delivery of Initial Warrant. Subject to the terms and conditions herein set forth, the Initial Closing shall take place at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York at 10:00 A.M. New York City time on August 2, 1995 (the "Initial Closing Date"), or such other date, not later than five Business Days following the date on which all of the applicable conditions precedent set forth in paragraphs 6 and 7 have been satisfied or waived. At the Initial Closing, the Company will deliver to Purchaser the Initial Warrant, against payment of the purchase price therefor by wire transfer in United States currency with funds immediately available to the Company in New York, New York.

     4.  Representations and Warranties of the Company.  The
Company represents and warrants that:

          4.1 Organization; Authority; Validity. The Company is a corporation duly organized under the laws of the State of South Australia, Australia. Subject to any necessary shareholder approvals and compliance with Australian law and  ASX  rules  and  regulations,  as such  approvals  and  compliance  are disclosed in Schedule 4.1 annexed hereto, the execution and delivery of this Agreement and the Warrants by the Company and compliance by the Company with all of the provisions of this Agreement and the Warrants: (i) are within the corporate powers and authority of the Company; and (ii) have been duly authorized by all requisite corporate proceedings on the part of the Company. This Agreement has been duly executed and delivered by the Company and, subject to the foregoing, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

          4.2 Financial Statements; SEC Reports. The Company has furnished Purchaser with copies of the unaudited consolidated financial statements of the Company and its Consolidated Subsidiaries as at March 31, 1995, and for the nine-month period then ended. Such financial statements fairly present, in all material respects, the financial condition of the Company and its Consolidated Subsidiaries as of the date thereof and the results of operations of the Company and its Consolidated Subsidiaries for the period then ended, all in accordance with GAAP, subject to year-end adjustments and the absence of footnotes in such financial statements. From March 31, 1995 through the date hereof, no event has occurred which has had a Material Adverse Effect with respect to the Company. The Company has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 1993. The Company's Annual Report on Form 20-F for the fiscal year ended June 30, 1994 (as amended, the "20-F"), at the time that it was filed with the SEC under the Exchange Act, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to any statement or omission contained in any exhibits to the 20-F.

          4.3 Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, which questions the validity of this Agreement or the Warrants, or which could reasonably be expected to have a Material Adverse Effect with respect to the Company.

          4.4 Governmental Consents and Approvals. Subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, and expiration or termination of any applicable waiting periods pursuant to HSR, no authorization, consent, approval, license, franchise, permit or certificate by or of, filing, declaration, nor any qualification or registration with, any foreign or domestic governmental authority or the ASX required to be obtained or made by or on behalf of the Company is necessary to permit the valid execution, delivery and performance of this Agreement and the Warrants and the valid issuance and sale and delivery of the Warrants and the Warrant Shares and the Preferred Limited Shares which may be issuable pursuant to the Warrants, or the performance by the Company of its obligations in respect thereof, or the exercise of any of the rights and privileges accorded to Purchaser under this Agreement or the Warrants.

          4.5 Purchase Permitted by Applicable Laws. Subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, and to the expiration or termination of any applicable waiting periods pursuant to HSR, the purchase of and payment for the Warrants on the terms and conditions herein provided does not violate any law or governmental regulation applicable to the Company.

          4.6 Conflicting Agreement and Charter Provisions. Neither the execution, delivery or performance of this Agreement and the Warrants, nor compliance with the terms and provisions of either of them, will conflict with the Memorandum and Articles of Association of the Company, conflict with, or result in a breach of or constitute a default under, or result in the creation of a lien, charge or encumbrance upon or security interest in (in each case, with or without the giving of notice, lapse of time or both) any of the properties or assets of the Company, or any of its Consolidated Subsidiaries, pursuant to the terms of, any indenture, mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company, or any of its Consolidated Subsidiaries is a party, or to which any of their respective properties are subject except any of the foregoing which could not reasonably be expected to have a Material Adverse Effect with respect to the Company.

          4.7 Compliance with Securities Laws. Subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, the issuance of the Warrants and the transactions contemplated thereby comply with all applicable requirements of United States and Australian securities laws.

          4.8  [INTENTIONALLY OMITTED]

          4.9 Capitalization. The number of authorized shares of capital stock of the Company and the number of such shares issued and outstanding as of March 31, 1995 and as of a recent date, are disclosed in Schedule 4.9 annexed hereto. Except as set forth in Schedule 4.9, the Company (i) does not have outstanding any capital stock or securities issuable pursuant to Convertible Securities or Options and no person has any right to subscribe for or to purchase, or any Options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or other claims of any character relating to, any capital stock or any Convertible Securities pursuant to which any capital stock of the Company may be issued and (ii) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any Convertible Securities, rights or Options of the type described in the preceding clause (i). The number of issued and outstanding Ordinary Shares as of the close of business on May 10, 1995 was 1,915,207,316. The number of Ordinary Shares issuable as of May 10, 1995 pursuant to Convertible Securities or Options which were outstanding on May 10, 1995 was 143,240,079 (subject to adjustment pursuant to the terms of the converting preferred shares as described in Note 18 of the 20-F).

          4.10 Validity of Stock. Subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, the Warrant Shares have been duly authorized by the Company and, when issued, sold and delivered in accordance with the terms of this Agreement and the Warrant, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights, and Purchaser will acquire such Warrant Shares free and clear of any lien, claim, charge, equity or encumbrances of any kind, except as may be provided for in this Agreement and the Warrants. Such Warrant Shares have been, and at all times prior to the exercise of the Warrants will be, duly reserved for issuance upon such exercise. Subject to any necessary shareholder approval, compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, the Preferred Limited Shares which may be issuable upon the conversion or exchange of the Warrant Shares or the exercise of the Warrant have been duly authorized and, when issued upon the conversion or exchange of the Warrant Shares or the exercise of the Warrant, will be validly issued, fully paid and nonassessable, free of preemptive rights, and Purchaser will acquire such shares free and clear of any lien, claim, charge, equity or encumbrance of any kind. Such Preferred Limited Shares have been, and at all times prior to the conversion or exchange of the Warrant Shares or the exercise of the Warrant will be, duly reserved for issuance upon such conversion, exchange or exercise.

     5.   Representations and Warranties of Purchaser.
Purchaser represents and warrants that:

          5.1 Organization; Authority; Validity. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The execution and delivery of this Agreement and compliance by Purchaser with all of the provisions of this Agreement: (i) are within the corporate powers and authority of Purchaser; and (ii) have been duly authorized by all requisite corporate proceedings on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

          5.2 Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of Purchaser, threatened against Purchaser which questions the validity of this Agreement or which could reasonably be expected to have an adverse effect with respect to the ability of Purchaser to perform its obligations hereunder.

          5.3 Governmental Consents and Approvals. Assuming the accuracy of the matters set forth in Schedule 4.1 hereto, subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, and expiration or termination of any applicable waiting periods pursuant to HSR, no authorization, consent, approval, license, franchise, permit or certificate by or of, filing, declaration, nor any qualification or registration with, any foreign or domestic governmental authority required to be obtained or made by or on behalf of Purchaser is necessary to permit the valid execution, delivery and performance of this Agreement.

          5.4 Purchase Permitted by Applicable Laws. Assuming the accuracy of the matters set forth in Schedule 4.1 hereto, subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, and expiration or termination of any applicable waiting periods pursuant to HSR, the purchase of and payment for the Warrants to be purchased by Purchaser on the terms and conditions herein provided does not violate any law or governmental regulation applicable to Purchaser.

          5.5 Conflicting Agreement and Charter Provisions. Neither the execution, delivery or performance of this Agreement, nor compliance with the terms and provisions hereof will conflict with the Certificate of Incorporation or By-laws of Purchaser, conflict with, or result in a breach of or constitute a default under, or result in the creation of a lien, charge or encumbrance upon or security interest in (in each case, with or without the giving of notice, lapse of time or both) any of the properties or assets of Purchaser, pursuant to the terms of, any indenture, mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which Purchaser is a party, or to which any of its properties is subject except any of the foregoing which could not reasonably be expected to have a Material Adverse Effect with respect to Purchaser.

          5.6 Acquisition for Investment. Purchaser represents that it is an Accredited Investor acquiring the Initial Warrant, the Additional Warrants, if any, and the Warrant Shares solely for its own account for the purpose of investment and not with a view to or for the sale thereof. Purchaser acknowledges that the Warrant Shares, the Preferred Limited Shares issuable under paragraph 8.2 hereof or pursuant to the Warrants, and the ADSs representing any such shares, are subject to the provisions of this Agreement, the Warrants and the Registration Rights Agreement, and have not been registered under the Securities Act, and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement, the Warrants and the Registration Rights Agreement.

          5.7  [INTENTIONALLY OMITTED]

     6. Conditions Precedent to the Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated by this Agreement on the Initial Closing Date or, to the extent set forth below, on any Additional Closing Date, as the case may be, shall be subject to the satisfaction or waiver by Purchaser of the following conditions:

          6.1 Representations and Warranties; Covenants and Agreements. (a) The representations and warranties of the Company contained in this Agreement and in any certificate or document executed and delivered by the Company pursuant to this Agreement shall be true, accurate and complete in all material respects on and as of each Closing Date with the same force and effect as though made on and as of such Closing Date, except that (i) any such representations and warranties that relate solely to a specified date (other than the date hereof) or period shall be true, accurate and complete in all material respects only as of such date or period; and (ii) the representations and warranties contained in paragraphs 4.2 and 4.9 shall be true, accurate and complete in all material respects only on and as of the date hereof and the Initial Closing Date. The Company shall have delivered to Purchaser a certificate, dated as of such Closing Date and signed on its behalf, to the foregoing effect.

          (b) The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the

Company on or prior to such Closing Date. The Company shall have delivered to Purchaser a certificate, dated as of such Closing Date and signed on its behalf, to the foregoing effect.

          6.2 Illegality. Subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are described in Schedule 4.1 annexed hereto, there shall not be in effect any statute, rule, regulation or order of any court, governmental or regulatory body which prohibits or makes illegal any of the transactions contemplated by this Agreement or the Warrants in accordance with the terms and conditions contained herein and therein.

          6.3 Litigation. There shall be no litigation pending or threatened which seeks to enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement or the Warrants or to impose limitations on the ability of Purchaser to exercise full rights of ownership of the Warrants.

          6.4 Consents. Subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, there shall have been obtained all consents and approvals from parties to contracts or other agreements with the Company and from governmental authorities or other Persons that are required in connection with the performance by the Company of its obligations under this Agreement and the Warrants.

          6.5 No Material Adverse Effect. At the Initial Closing only, there shall not have been a Material Adverse Effect with respect to the Company since March 31, 1995.

          6.6 Corporate Action. At the Initial Closing only, Purchaser shall have received: (a) a copy of the resolution or resolutions duly adopted by the Board of Directors of the Company (or a duly authorized committee thereof) (the "Board"), authorizing the execution, delivery and performance by the Company of this Agreement and the Warrants, certified by a director or the Secretary of the Company; and (b) a certificate of a director or the Secretary of the Company as to the incumbency and signatures of its authorized signatories executing this Agreement.

          6.7 Opinion of the Company's Counsel. At the Initial Closing only, Purchaser shall have received from Squadron, Ellenoff, Plesent & Sheinfeld, LLP, United States counsel to the Company, and Atanaskovic Hartnell, Australian counsel to the Company, opinions in the forms attached hereto as Exhibits D and E, respectively.

          6.8 Other Agreements. At the Initial Closing only, the following documents shall have been executed and delivered:

the Registration Rights Agreement, the Securityholders'
Agreement, the Joint Venture Formation Agreement and the Joint
Venture Agreement.

          6.9 Delivery of Warrant. The Company shall have delivered to Purchaser the Initial Warrant or the Additional Warrant then being issued, as the case may be, as provided herein.

          6.10 Preferred Stock Purchase Agreement. The closing of the purchase and sale of the Initial Subsidiaries' Preferred
Stock pursuant to the Preferred Stock Purchase Agreement shall have occurred.

     7. Conditions Precedent to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement on the Initial Closing Date or, to the extent provided for below, on any Additional Closing Date, as the case may be, shall be subject to the satisfaction or waiver by the Company of the following conditions:

          7.1  Representations and Warranties; Covenants and
Agreements.
          (a) The representations and warranties of Purchaser contained in this Agreement and in any certificate or document executed and delivered by it pursuant to this Agreement shall be true, accurate and complete in all material respects on and as of each Closing Date with the same force and effect as though made on and as of such Closing Date except that (i) any such representations and warranties that relate solely to a specified date (other than the date hereof) or period shall be true, accurate and complete in all material respects only as of such date or period; and (ii) the representations and warranties set forth in the first sentence of paragraph 5.6 shall be true, accurate and complete (1) as of the date hereof and the Initial Closing Date; and (2) as of each Additional Closing Date, but only with respect to the Additional Warrant that is being acquired on such Additional Closing Date and the Warrant Shares issuable upon exercise of such Warrant. Purchaser shall have delivered to the Company a certificate, dated as of such Closing Date and signed on its behalf, to the foregoing effect.

          (b) Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to such Closing Date. Purchaser shall have delivered to the Company a certificate, dated as of such Closing Date and signed on its behalf, to the foregoing effect.

          7.2 Illegality. Subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are described in Schedule 4.1 annexed hereto, there shall not be in effect any statute, rule, regulation or order of any court, governmental or regulatory body which prohibits or makes illegal any of the transactions contemplated by this Agreement or the Warrants in accordance with the terms and conditions contained herein and therein.

          7.3 Litigation. There shall be no litigation pending or threatened which seeks to enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement or the Warrants.

          7.4 Consents. Subject to any necessary shareholder approval and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, there shall have been obtained all consents and approvals from parties to contracts or other agreements with Purchaser and from governmental authorities and other Persons that are required in connection with the performance by Purchaser of its obligations under this Agreement and the Warrants.

          7.5 Corporate Action. At the Initial Closing only, the Company shall have received: (a) a copy of the resolution or resolutions duly adopted by the Board of Directors of Purchaser authorizing the execution, delivery and performance by Purchaser of this Agreement, certified by the Secretary or an Assistant Secretary of Purchaser; and (b) a certificate of the Secretary or an Assistant Secretary of Purchaser as to the incumbency and signatures of the officers of Purchaser executing this Agreement.

          7.6 Opinion of Purchaser's Counsel. At the Initial Closing only, the Company shall have received from Simpson Thacher & Bartlett, counsel to Purchaser, an opinion in the form attached hereto as Exhibit F.

          7.7 Other Agreements. At the Initial Closing only, the following documents shall have been executed and delivered:
the Registration Rights Agreement, the Securityholders'
Agreement, the Joint Venture Formation Agreement and the Joint
Venture Agreement.

          7.8 Payment for Warrant. Purchaser shall have made payment of the purchase price for the Initial Warrant or the Additional Warrant then being issued, as the case may be, as provided herein.

          7.9 Preferred Stock Purchase Agreement. The closing of the purchase and sale of the Initial Subsidiaries' Preferred
Stock pursuant to the Preferred Stock Purchase Agreement shall have occurred.

     8.   Transfer of Securities.

          8.1  Restrictions on Transfer.  (a)  Prior to any
Triggering Event, the Ordinary Shares acquired upon exercise, in whole or in part, of any Warrant shall be subject to a stop transfer order and shall not be transferable by Purchaser or any Permitted Transferee, other than in accordance with this Section 8 or paragraph 13.2. In the event that Purchaser elects to acquire Preferred Limited Shares upon exercise, in whole or in part, of any Warrant or pursuant to paragraph 8.2 below, the shares so acquired shall be subject to a stop transfer order unless such shares are registered under the Securities Act or exempt from registration under such Act. Following a Triggering Event, Purchaser may transfer the Warrant Shares to any party, provided such shares are registered under the Securities Act or exempt from registration under such Act, without regard to the restrictions contained in the first sentence of this paragraph 8.1 or paragraph 8.2 below.

          (b) Purchaser agrees that it shall not (and it shall cause each Permitted Transferee to not) in Australia sell or offer for sale or issue invitations to make an offer to buy any of the Warrants, Warrant Shares or Preferred Limited Shares issued pursuant to clause 8.2 hereof or the Warrants within a period of six months after the issue thereof except, in the case of such shares, by means of on-market sales in accordance with section 1030(1A) of the Corporations Law or an excluded offer or excluded invitation as defined in the Corporations Law.

          8.2 Exchange for Preferred Limited Shares. (a) Prior to any Triggering Event, Purchaser, as a condition to the sale or other transfer (other than to a Permitted Transferee in accordance with Section 13.2 hereof) of any Warrant Shares issued upon exercise, in whole or in part, of the Warrants, shall take all actions required by this paragraph 8.2 to permit the Company to effect the exchange or conversion of such Warrant Shares for or into Preferred Limited Shares.

          (b) Purchaser and the Company agree that the exchange or conversion of the Warrant Shares into Preferred Limited Shares may be accomplished, subject to any necessary shareholder approvals and compliance with Australian law and ASX rules and regulations, through the issuance by the Company, upon exercise of the Warrants, of a new class of redeemable ordinary shares (as Warrant Shares) containing the terms and conditions described in Schedule 8.2 annexed hereto and such other terms and conditions necessary to accomplish the foregoing purpose as the Company shall determine and as may be reasonably acceptable to Purchaser (the "Redeemable Ordinary Shares"). If the issuance of the Redeemable Ordinary Shares is not in compliance with Australian law or ASX rules and regulations, or if the Company determines not to effect such exchange or conversion through Redeemable Ordinary Shares, then the exchange or conversion of the Warrant Shares into Preferred Limited Shares shall be accomplished by a selective buy-back, reduction of capital, scheme of arrangement or combination of the foregoing (and issue of such Preferred Limited Shares, if appropriate), as the Company shall determine and as may be reasonably acceptable to Purchaser, subject to shareholder approval and compliance with Australian law and ASX rules and regulations. Purchaser shall, subject to applicable legal requirements, including ASX rules and regulations, vote any securities of the Company entitled to vote with respect to the issuance of the Redeemable Ordinary Shares or any other method for the exchange or conversion of the Warrant Shares into Preferred Limited Shares which requires approval by the shareholders of the Company, which may be voted by it, in favor of such approval. Purchaser and the Company agree to cooperate to accomplish the intent and purposes of the provisions contained herein, i.e., the sale of Preferred Limited Shares and not Ordinary Shares by Purchaser in any sale subject to this paragraph 8.2. Each of Purchaser and the Company agrees to do and cause to be done such acts as may be necessary or appropriate to accomplish such intent and purposes. The Company shall, within ten Business Days following notice from Purchaser, pay the reasonable expenses of Purchaser in connection with the matters described in this paragraph 8.2(b), subject to Purchaser's furnishing the Company with such documentation concerning such expenses as the Company may reasonably require. The Company hereby represents and warrants that the conversion or exchange of the Ordinary Shares subject to such Purchaser Notice into Preferred Limited Shares (as described in this paragraph 8.2) will not result in any Incremental Tax Cost (as defined below) to Purchaser. In the event of a breach of the foregoing representation and warranty, Purchaser shall be indemnified and made whole on an after-tax basis by the Company, within ten Business Days following notice from Purchaser, for any such Incremental Tax Costs. "Incremental Tax Cost" shall mean the excess, if any, of (x) the sum of any United States and Australian tax costs (including but not limited to any withholding tax, transfer tax, or other governmental charges or assessments) resulting from (i) the conversion or exchange of the Ordinary Shares subject to such Purchaser Notice into Preferred Limited Shares as described in this paragraph 8.2 (excluding any additional Preferred Limited Shares covered in clause (iii) below), (ii) the sale or other transfer of such Preferred Limited Shares (the value of such Preferred Limited Shares to be measured as of the Valuation Date, as defined in paragraph 8.2(e)(i) below) and (iii) the payment of additional Preferred Limited Shares and/or cash (pursuant to paragraphs 8.2(d) and (e)(i) below) over (y) the United States and Australian tax costs Purchaser would have incurred had it sold such Ordinary Shares without converting such Ordinary Shares into Preferred Limited Shares (the value of such Ordinary Shares to be measured as of the Valuation Date, as defined in paragraph 8.2(e)(i) below). For purposes of the preceding sentence, tax costs shall include any reduction of a tax benefit of Purchaser, to the extent such reduction is in excess of the reduction that would have obtained had Purchaser sold such Ordinary Shares without converting or exchanging such Ordinary Shares into Preferred Limited Shares as described in this paragraph 8.2. In addition, tax costs shall be reduced by any tax credits or other tax benefits (including any increase in basis of the shares held by Purchaser that reduces the tax costs to Purchaser in connection with the sale of, or distributions with respect to, the Preferred Limited Shares) resulting from the conversion or exchange of the Ordinary Shares subject to such Purchaser Notice into Preferred Limited Shares as described in this paragraph 8.2.

          (c) If Purchaser intends to sell any such Warrant Shares in any sale subject to this paragraph 8.2, Purchaser shall give written notice to the Company (the "Purchaser Notice") of its intention to sell, the date of sale, the number of Warrant Shares to be sold and whether the sale will be completed in a market transaction, a negotiated transaction, a registered public offering, private placement or otherwise. The Purchaser Notice shall be given by Purchaser to the Company at least ten Business Days before any such sale is to occur. Purchaser shall deliver to the Company the number of Warrant Shares subject to the Purchaser Notice on or prior to the date the Purchaser Notice is given.

          (d) If any Warrant Shares are Redeemable Ordinary Shares, the Company shall deliver to Purchaser the Preferred Limited Shares to be issued upon exchange or conversion of such Redeemable Ordinary Shares (including, at the Company's election, Preferred Limited Shares in excess of the number of Warrant Shares being exchanged or converted, determined on the same basis with respect to the Redeemable Ordinary Shares as any payment of additional Preferred Limited Shares described in paragraph 8.2(e)(i)) and the cash payment, if any (determined on the same basis with respect to the Redeemable Ordinary Shares as any cash payment with respect to the Ordinary Shares described in paragraph 8.2(e)(i) hereof), on the date of sale set forth in the Purchaser Notice.

          (e)  If any Warrant Shares are not Redeemable Ordinary
Shares, then:

               (i) Within two Business Days following the Valuation Date described below, the Company shall elect, by giving written notice to Purchaser, in addition to delivering one Preferred Limited Share for each Warrant Share to be sold, whether to pay in cash or in additional Preferred Limited Shares (valued at the Current Market Price as of the fifth trading day prior to the date of sale set forth in the Purchaser Notice (the "Valuation Date")), an amount equal to the product of (A) the number of Warrant Shares to be exchanged or converted and (B) the excess, if any, of the Current Market Price of the Ordinary Shares over the Current Market Price of the Preferred Limited Shares at the Valuation Date.

               (ii) The Company shall use its best efforts to deliver to Purchaser the Preferred Limited Shares to be issued upon exchange or conversion upon the date of sale set forth in the Purchaser Notice or, failing such delivery on such date, as promptly thereafter as may be practicable, but in no event later than 8 months following such date. In the event that the Company shall not have delivered to Purchaser the Preferred Limited Shares within such 8 month period, Purchaser shall have the right to sell the Ordinary Shares, subject to a right of first refusal in favor of the Company or its designees. The Company shall, in any case, deliver the cash payment described in clause (i) above, if applicable, upon the date of sale set forth in the Purchaser Notice. If the Company is unable to deliver any Preferred Limited Shares on or prior to the date of sale set forth in the Purchaser Notice, then, following the delivery of any such Preferred Limited Shares, Purchaser shall sell such Preferred Limited Shares and the Company shall, within ten Business Days following the sale by Purchaser of all of the Preferred Limited Shares issued pursuant to each Purchaser Notice, reimburse Purchaser for the difference, if any, between the aggregate proceeds of such sales and the Current Market Price on the Valuation Date of a number of Ordinary Shares equal to the number of Warrant Shares subject, to the extent permitted by applicable law, to the Purchaser Notice, less any amounts paid in cash pursuant to clause (i) of this paragraph 8.2(e).

          8.3 Prohibited Transfers. Any transfer of the Warrant Shares or Preferred Limited Shares issued pursuant to any Warrant or pursuant to paragraph
8.2 above in violation of the provisions of this Agreement or such Warrant shall be null and void and of no force and effect whatsoever.

     9. Increased Voting Rights. In the event of any issuance by the Company of Special Voting Securities in excess of 2 1/2% of the Base Level (the "Issuance Threshold") prior to the occurrence of a Triggering Event (each, an "Issuance"), other than any issuances (i) to any Investor Party; (ii) pursuant to the Dividend Reinvestment Plan; or (iii) pursuant to any Convertible Securities or Options which were outstanding on May 10, 1995, the Warrant Shares will be entitled to the same voting rights or be subject to such lesser restrictions as such Special Voting Securities on the following basis: (A) if and so long as the total number of such Special Voting Securities is not in excess of 10% of the Base Level (the "10% Basket"), the same number of Warrant Shares (or such lesser number as may be outstanding) as such number of Special Voting Securities subject to the Issuance shall be entitled to the same voting rights as such Special Voting Securities; and (B) if the total number of such Special Voting Securities is in excess of the 10% Basket, all of Purchaser's Warrant Shares shall be entitled to the same voting rights as such Special Voting Securities. Notwithstanding the foregoing, the Issuance Threshold shall be increased by the number of Voting Securities redeemed or otherwise acquired by the Company (other than Warrant Shares acquired by the Company in connection with the issuance of Preferred Limited Shares pursuant to paragraph 8.2) during a period of three months prior to or three months following any Issuance, except where such Issuance results in any person, other than members of the Murdoch Family, owning more than the lesser of (1) Purchaser's percentage of

Beneficial Ownership of Voting Securities (assuming exercise of any Warrants then outstanding) and (2) 10% of the Base Level immediately prior to such Issuance.

     10. Restriction on Certain Actions by Purchaser. Prior to the occurrence of a Triggering Event, each Investor agrees that it will not, nor will it permit any of its controlled Affiliates (the Investors and their respective controlled Affiliates are sometimes referred to herein collectively as the "Investor Parties"), directly or indirectly, at any time, to:

          (a) acquire, directly or indirectly, by purchase or otherwise, any Voting Securities if after such acquisition the Investor Parties would Beneficially Own in the aggregate more than 20% of the Voting Securities (the "Permitted Percentage"), including for purpose of calculating such percentage
(i) any Voting  Securities  issuable  pursuant  to any  Options  or  Convertible
Securities Beneficially Owned by the Investor Parties; (ii) the Voting Securities that would be Beneficially Owned by the Investor Parties following the issuance of the maximum number of Warrants that could thereafter be issuable pursuant to paragraphs 12.1 and 12.2, but excluding for the purpose of calculating the total number of Voting Securities outstanding, any Voting Securities issuable pursuant to any Options or Convertible Securities other than those referred to in clause (i) or (ii) above; provided that (A) Ordinary Shares acquired by any Investor Party pursuant to the Securityholders' Agreement shall not be considered for purposes of calculating whether the Permitted Percentage has been exceeded and (B) the exercise of the Preemptive Right provided for in paragraph 12.3 hereof and/or Section 7 of any Warrant shall not be deemed to be a breach of this Section 10(a). If, notwithstanding the preceding provisions of this paragraph, the Investor Parties shall at any time Beneficially Own for any reason (other than as a result of a reduction in the number of outstanding Voting Securities of the Company, as provided below) Voting Securities in excess of the Permitted Percentage, then, subject to the last sentence of this paragraph 10(a), the Investor Parties shall be required to (to the extent permitted by law), and shall each cause their respective controlled Affiliates to, dispose of such excess by, promptly and, in any event within ten Business Days, selling or otherwise transferring a sufficient number of Voting Securities (other than any Warrants or Warrant Shares) so that after such sale or transfer the Investor Parties shall own not more than the Permitted Percentage; provided that if such excess Voting Securities (other than any Warrants or Warrant Shares) are not so transferred within five Business Days, then the Company may, at its option, upon two Business Days' notice, subject to the next following sentence, require the Investor Parties to transfer Warrants or Warrant Shares in excess of the Permitted Percentage. If any Warrant Shares are to be transferred, such transfer shall be effected through the conversion or exchange of such Warrant Shares into Preferred Limited Shares and the sale of such Preferred Limited Shares pursuant to paragraph 8.2, which sale shall be effected by Purchaser as promptly as practicable in accordance with paragraph 8.2 hereof. Notwithstanding the preceding provisions of this paragraph 10(a), if the number of shares of outstanding Voting Securities is reduced, none of the Investor Parties will be required to transfer Voting Securities Beneficially Owned by them which, in the aggregate, are in excess of the Permitted Percentage if such reduction in outstanding shares results in such ownership exceeding the Permitted Percentage;

          (b) "solicit" proxies with respect to Voting Securities under any circumstances or become a "participant" in any "election contest" relating to the election of directors of the Company, as such terms are defined in Regulation 14A under the Exchange Act;

          (c) deposit any Voting Securities in a voting trust or subject them to a voting agreement or other agreement of similar effect, other than as required hereunder or under the other documents contemplated hereby;

          (d) initiate, propose or otherwise solicit shareholders for the approval of one or more shareholder proposals at any time, or induce or attempt to induce any other person to initiate any shareholder proposal;

          (e) except as contemplated by this Agreement or the other documents contemplated hereby, take any action to acquire or affect control of the Company or to encourage or assist any other person to do so; or

          (f) while Purchaser or any of its Permitted Transferees Beneficially Owns any Warrants or Warrant Shares, engage in any "short sales" of any securities of the Company.

     11. Negative Covenant of the Company. Provided that Purchaser and the Permitted Transferees continue to own (i) the Initial Warrant and all of the Initial Subsidiaries' Preferred Stock (except to the extent the Initial Warrant has been exercised and/or the Initial Subsidiaries' Preferred Stock has been surrendered upon exercise of any Warrant); (ii) all Additional Warrants and Additional Subsidiaries' Preferred Stock issued to Purchaser and the Permitted Transferees (except to the extent the Additional Warrants have been exercised and/or the Additional Subsidiaries' Preferred Stock has been surrendered upon exercise of any Warrant); and (iii) all securities issued to Purchaser and the Permitted Transferees upon exercise of the Warrants or upon the exchange or conversion of such securities, the Company will not, and will not permit its Subsidiaries to, without the consent of Purchaser, take of any of the following actions: (A) (1) enter into (directly or indirectly, through Affiliates or otherwise) any arrangement providing for joint marketing or promotion with any MCI Competitor or permitting its controlled content to be used for any activities that would promote (directly or indirectly) the products or services of any MCI Competitor, without giving Purchaser a first preference to enter into the arrangement; (2) enter into a co-branding arrangement with an MCI Competitor (i.e., the connected use of the Company's trade names, trademarks or service marks (e.g., "News Corp" or "Fox") together with a trade name, trademark or service mark of an MCI
Competitor); (3) enter into (directly or indirectly, through Affiliates or otherwise) any strategic joint venture arrangement, alliance or similar arrangement (including any exclusive arrangement, or any agreement entered into outside of the ordinary course) with an MCI Competitor similar to or having the purposes of or providing any of the services referred to in the Joint Venture Agreement or otherwise provided by the Joint Venture from time to time; or (4) issue any Voting Security to any MCI Competitor in any privately-negotiated transaction (each of the actions described in this clause (A) is sometimes referred to herein as a "Restricted Alliance"); (B) incur any Indebtedness, if the aggregate amount of the Company's Consolidated Indebtedness after such incurrence would exceed two-thirds of the greater of (1) the Consolidated Book Value of the Company, and (2) the Aggregate Current Market Value of the outstanding equity securities of the Company on the date of the Company's notice referred to in the last sentence of this paragraph 11; (C) enter into any business combination transaction involving the sale of all or substantially all of the assets or equity securities of the Company, unless in connection with such business combination Purchaser is entitled to receive in respect of its interest in any Warrant Shares at least the same kind and amount of consideration it would receive in respect of such interest assuming the full exercise of each Warrant immediately prior to such business combination; or (D) enter into any agreement providing for an acquisition of, or otherwise acquire, Non-Media Assets if the acquisition costs for any such acquisition (or series of related acquisitions) exceed US$1 billion. The Company shall notify Purchaser not less than 20 Business Days prior to taking any proposed action described in clause (A), (B), (C) or (D) above. Unless Purchaser shall have notified the Company, within ten Business Days following the Company's notice, that it does not approve of any such action, Purchaser shall be deemed to have consented to such action.

     12.  Additional Issuances of Securities of the Company.

          12.1 Purchaser Option. (a) Subject to (i) paragraphs 12.1(b) and 12.1(c) below, (ii) shareholder approval and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in
Schedule 4.1 annexed hereto, and (iii) the other terms of this Agreement, Purchaser shall have the option at any time and from time to time (the "Warrant Purchase Option") to purchase Additional Warrants representing, in the aggregate, the right to purchase up to such number of Ordinary Shares as would be issuable if the Initial Warrant were to be exercised in full as of the issuance date of the Additional Warrant, assuming that no prior exercise of the

Initial Warrant had occurred (the "Aggregate Warrant Shares"), reduced by the number of Ordinary Shares issuable pursuant to all Additional Warrants which have been issued pursuant to the Warrant Put Right. The purchase price for each Additional Warrant shall be an amount equal to the quotient of (A) the product of (1) the number of Ordinary Shares subject to such Additional Warrant, multiplied by (2) US$150,000,000, divided by (B) the Aggregate Warrant Shares. Each purchase pursuant to the Warrant Purchase Option must be in increments of US$30,000,000. The aggregate purchase price for all Additional Warrants issued pursuant to the Warrant Purchase Option and the Warrant Put Right shall not exceed US$150,000,000. The form and content of each Additional Warrant, including the exercise price as in effect pursuant to the Initial Warrant at the time of issuance of such Additional Warrant, shall be substantially identical to those of the Initial Warrant; provided that (1) each Additional Warrant shall be immediately exercisable and (2) any Additional Warrant that is issued following the first anniversary of the Initial Closing Date shall expire on the fifth anniversary of the Initial Closing Date.

          (b)  Each  exercise  of  the  Warrant   Purchase  Option  (i.e.,   the
acquisition of an Additional Warrant pursuant to the exercise of such Warrant Purchase Option) is subject to (i) continued ownership by Purchaser and the Permitted Transferees of (A) the Initial Warrant and all of the Initial Subsidiaries' Preferred Stock (except to the extent the Initial Warrant has been exercised and/or shares of Initial Subsidiaries' Preferred Stock have been surrendered upon the exercise of any Warrant), and (B) all securities issued to Purchaser or the Permitted Transferees upon exercise of the Initial Warrant or upon exchange or conversion of such securities; and (ii) the requirement that each exercise of the Warrant Purchase Option (at any time in whole and, from time to time, in part), occur prior to 5:00 p.m., New York time, on the fifth anniversary of the Initial Closing Date (such five-year period being hereinafter referred to as the "Option Period").

          (c) It shall be a condition to each exercise of the Warrant Purchase Option that Purchaser concurrently exercise the same percentage of its option to purchase Additional Subsidiaries' Preferred Stock pursuant to the Preferred Stock
Purchase Agreement.

          (d) The Warrant Purchase Option may be assigned to a Permitted Transferee without the Company's consent, subject in all respects to all the terms and conditions of this Section 12, including, without limitation, the reduction of the number of Ordinary Shares (or the corresponding number of Preferred Limited Shares) issuable upon exercise of any Additional Warrant that may be issuable pursuant to the Warrant Purchase Option by the number of Ordinary Shares issuable upon exercise of all the Additional Warrants which have been issued pursuant to the Warrant Put Right and paragraph 13.2 hereof. Except as expressly provided above,

Purchaser may not sell, transfer or assign the Warrant Purchase Option and any attempt to do so will be null and void and of no force and effect whatsoever.

          (e) In the event Purchaser elects to exercise the Warrant Purchase Option, Purchaser shall give written notice thereof (the "Warrant Option Notice") to the Company setting forth the dollar amount and the number of Warrant Shares underlying the Additional Warrant with respect to which Purchaser has elected to exercise the Warrant Purchase Option. The Warrant Option Notice shall also specify a time and date, not less than 30 Business Days nor more than 60 Business Days following receipt by the Company of the Warrant Option Notice, of the closing of the purchase and sale of the Additional Warrant with respect to which Purchaser is exercising the Warrant Purchase Option.

          12.2 Company Put. (a) Subject to (i) paragraphs 12.2(b) and (c) below,
(ii) shareholder approval and compliance with Australian law and ASX rules and regulations, as such approvals and compliance are disclosed in Schedule 4.1 annexed hereto, and (iii) the other terms of this Agreement and the other documents contemplated hereby, the Company shall have the right (the "Warrant Put Right") at any time and from time to time during the Option Period to require Purchaser to purchase Additional Warrants, the proceeds of which shall be applied solely in connection with the financing of Qualifying Transactions and related costs, up to the amount of Additional Warrants issuable pursuant to the Warrant Purchase Option, reduced by the number of Additional Warrants previously issued pursuant to the Warrant Purchase Option.

          (b) It shall be a condition to each exercise of the Warrant Put Right hereunder that (i) each of News Triangle and News T concurrently exercise the same percentage of their respective rights to require Purchaser to purchase Additional Subsidiaries' Preferred Stock pursuant to the Preferred Stock
Purchase Agreement (the "Share Put Right"); and (ii) at the time of such exercise, Purchaser would not be unable to exercise the Warrant Purchase Option because any necessary shareholder approval described in Schedule 4.1 annexed hereto has not been obtained or because such exercise would not be in compliance with Australian law or ASX rules or regulations, as described in such Schedule.

          (c) The Company may not exercise its Warrant Put Right to receive an amount which, when aggregated with the amount to be paid by Purchaser upon exercise of the related Share Put Right, is (i) less than the lesser of (A) the aggregate dollar amount remaining subject to the Warrant Put Right and the Share Put Right, and (B) US$200,000,000, or (ii) greater than the amount necessary to pay the purchase price and related costs of the relevant Qualifying Transaction.

          (d) (i) In the event the Company elects to exercise the Warrant Put Right, the Company shall give written notice thereof (the "Warrant Put Right Notice") to Purchaser setting forth (A) a description of the Qualifying Transaction in connection with which the Company is exercising the Warrant Put Right; (B) whether such Qualifying Transaction is a Special Qualifying Transaction; (C) the dollar amount and the number of Additional Warrant Shares underlying the Additional Warrant, with respect to which the Company has elected to exercise the Warrant Put Right; and (D) a time and date, not less than 30 Business Days nor more than 60 Business Days following receipt by Purchaser of the Warrant Put Right Notice, of the closing of the purchase and sale of the Additional Warrant with respect to which the Company is exercising the Warrant Put Right.

               (ii) In the case of an exercise by the Company of the Warrant Put Right in connection with a Special Qualifying Transaction, Purchaser shall, within ten Business Days following receipt of the Warrant Put Right Notice (the "Special Put Right Notice Period"), give written notice (the "Put Right Election Notice") to the Company setting forth Purchaser's election, as set forth in paragraph 12.2(e) below, with respect to the manner in which such Warrant Put Right will be effected. In the event that Purchaser fails to deliver the Put Right Election Notice to the Company during the Special Put Right Notice Period, the Company may elect to effect such Warrant Put Right in either manner set forth in paragraph 12.2(e) below.


          (e) If the Warrant Put Right is exercised in connection with a Special Qualifying Transaction, Purchaser may require, in accordance with paragraph 12.2(d), that the Special Qualifying Transaction be effected by the Joint Venture, in which event the Warrant Put Right shall be exercised as follows:

               (i) the Warrant Put Right shall be exercised in an amount equal to one-half of the amount for which the Company originally proposed to exercise such Warrant Put Right in accordance with paragraph 12.2(c) above, and an amount equal to the proceeds from such exercise shall be contributed by the Company or any of its wholly-owned Subsidiaries to the Joint Venture for the purpose of providing all or a portion of the Company's share of the funds required to be contributed to the Joint Venture for the purpose of financing the Special Qualifying Transaction; and

               (ii)  Purchaser or any of its wholly-owned
  Subsidiaries shall contribute to the
          Joint Venture an amount equal to the contribution made by the Company pursuant to clause (i) above for the purpose of providing all or a portion of the Purchaser's share of the funds required to be contributed to the Joint Venture for the purpose of financing the Special Qualifying Transaction. The amount of Purchaser's contribution to the Joint Venture pursuant to this clause (ii) shall not be deemed to be in connection with an exercise of the Warrant Purchase Option or the Warrant Put Right.

          12.3 Preemptive Rights. (a) Provided that Purchaser and the Permitted Transferees continue to own (i) the Initial Warrant and all of the Initial Subsidiaries' Preferred Stock (except to the extent the Initial Warrant has been exercised and/or the Initial Subsidiaries' Preferred Stock has been surrendered upon exercise of any Warrant) and (ii) all securities issued to Purchaser and the Permitted Transferees upon exercise of the Initial Warrant or upon the exchange or conversion of such securities, in the event that, at any time and from time to time, the Company proposes to issue (other than in an issuance of a type described in Section 8 of the Initial Warrant) Voting Securities (each, a "Proposed Issuance"), Purchaser shall have the right (the "Preemptive Right") to participate in such Proposed Issuance to the extent necessary to maintain the
percentage   interest  (prior  to  such  Proposed  Issuance)  in  the  Company's outstanding voting equity (on a fully-diluted basis giving effect to the exercise of all outstanding Convertible Securities and Options, including shares issuable upon exercise of outstanding stock options) represented by the Warrant Shares which have been issued to, and continue to be held by, Purchaser and the other Investor Parties following exercise of such Warrant (the "Percentage Interest"). The price for the shares subject to such Preemptive Right shall be equal to the price payable pursuant to the Proposed Issuance and the Preemptive Right shall otherwise be on the same terms and shall expire at such time as the Proposed Issuance is consummated. In the event of a Proposed Issuance, the Company shall cause to be mailed to Purchaser, at least 15 Business Days prior to the consummation of such Proposed Issuance, a notice describing the Proposed Issuance, which notice shall state (i) the number of Voting Securities proposed to be issued, (ii) the per share purchase price of such Voting Securities and (iii) the date on which such Proposed Issuance is to be consummated. Within five Business Days following receipt of such notice, Purchaser shall notify the Company in writing if it elects to exercise such Preemptive Right.

          (b) In the  event  that a  Proposed  Issuance  pursuant  to  paragraph
12.3(a) is in connection with an acquisition by the Company or any of its Affiliates of any equity, assets or business of, or other business combination with, any Person (whether through purchase, exchange or any other method whatsoever, each of the foregoing being referred to herein as an "Acquisition"), Purchaser shall not have the right to participate in the Proposed Issuance as set forth above; provided, however, that Purchaser shall have the right to require the Company to sell to Purchaser, on the terms and conditions set forth above, a sufficient number of additional Voting Securities as shall be necessary to maintain Purchaser's Percentage Interest. The per share purchase price of Voting Securities issued in connection with an Acquisition shall be the Current Market Price thereof on the date or dates with reference to which the consideration for the Acquisition is determined.

          (c) Any Voting Securities issued pursuant to the Preemptive Right hereunder or pursuant to Section 7 of the Warrant shall be subject to the provisions of paragraphs 8 and 9, as if they were Warrant Shares.

          (d) Notwithstanding the preceding provisions of this paragraph 12.3, the Preemptive Right shall not be exercisable with respect to any Proposed Issuance of Voting Securities (i) in which Purchaser and/or any other Investor Parties participate or in which they are offered the right to participate, in either case to the extent such participation would have permitted Purchaser and/or any other Investor Parties to maintain the Percentage Interest, whether or not they elect to do so; (ii) pursuant to Options or Convertible Securities outstanding on May 10, 1995; (iii) pursuant to employee stock options; or (iv) pursuant to the Dividend Reinvestment Plan.

     (e) The Preemptive Right provided for herein with respect to Warrant Shares acquired upon partial exercise of any Warrant is not intended to be duplicative of the preemptive right granted pursuant to Section 7 of any Warrant with respect to Ordinary Shares remaining subject to purchase under such Warrant.

     13.  Miscellaneous.

          13.1   Survival of Representations and Warranties;
Entire Agreement; Indemnity. (a) Each representation and warranty contained herein or made in writing in connection herewith shall survive the execution and delivery hereof and each Closing on which it was made for a period of 12 months, except that the representations and warranties of the Company contained in paragraphs 4.10, 8.2(b) and 13.1(c) shall survive indefinitely.

          (b) This Agreement embodies the entire agreement and understanding between the Purchaser and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

          (c) The Company hereby represents and warrants that Purchaser, its Affiliates and each officer, director, employee and agent of Purchaser and such Affiliates (each an "Indemnified Party") shall not incur any damages, losses or other liabilities of any kind (excluding any foreign, federal, state and/or local taxes and any damages, losses or other liabilities relating to any foreign, federal, state and/or local taxes) arising solely by reason of Purchaser's (or any Permitted Transferee's) status as a securityholder of the Company and not arising by virtue of Purchaser's (or any Permitted Transferee's) acts or omissions. In the event of a breach of the foregoing representation and warranty, the Company agrees to indemnify and hold harmless each Indemnified Party from and against (i) any and all damages, losses and other liabilities of any kind (excluding any foreign, federal, state and/or local taxes and any damages, losses or other liabilities relating to any foreign, federal, state and/or local taxes), including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any kind (excluding any foreign, federal, state and/or local taxes and any costs and expenses relating to any foreign, federal, state and/or local taxes), including, without limitation, reasonable fees and disbursements of counsel, suffered or incurred in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnified Party is designated as a party thereto) arising solely by reason of Purchaser's (or any Permitted Transferee's) status as a securityholder of the Company and not arising by virtue of Purchaser's, or any Permitted Transferee's, acts or omissions. The foregoing shall not limit any claim Purchaser may have against the Company with respect to any breach by the Company of any covenant or representation and warranty of the Company herein contained.

          13.2      Binding Effect; Assignment Limited.  (a) This
Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (in accordance with paragraphs 13.2(b) and (c) below) and legal representatives.

          (b) Purchaser may, upon five Business Days' notice to the Company, assign all or portions of its rights and interests in this Agreement to any Permitted Transferee solely in connection with the transfer of any Warrant (or portion thereof) or any Warrant Shares or the assignment of the Warrant Purchase Option (or the right or obligation to purchase any Warrants);

provided that, as a precondition to the effectiveness of any proposed assignment by Purchaser (i) the assignee (and BT, if the assignee is a Subsidiary of BT) shall agree in a writing, in form and substance reasonably satisfactory to the Company, to be bound by all of the terms and conditions hereof applicable to Purchaser; (ii) if the proposed Permitted Transferee is a Subsidiary of Purchaser that is not wholly-owned by Purchaser, the Company's written consent, which shall not be unreasonably withheld, shall be required; and (iii) if the Permitted Transferee is BT or a Subsidiary of BT, then Purchaser and BT (and any such Subsidiary, if applicable) shall, in addition to the provisions of this paragraph 13.2, agree to act in accordance with clause (ii) of paragraph 13.2(d) below. Notwithstanding any assignment by Purchaser (other than to BT or a Subsidiary of BT) provided for in this paragraph 13.2, Purchaser shall remain liable to perform all of its obligations hereunder. Except as provided above in this paragraph 13.2(b), neither this Agreement, nor any rights or interests hereunder, may be assigned by any party without the prior written consent of the other party hereto.

     (c) Except with the prior written consent of the Company, no assignee of any of Purchaser's rights or interests hereunder or, prior to a Triggering Event, no transferee of any Warrant (or portion thereof) or Warrant Shares may at any time cease to be a Permitted Transferee, unless it first transfers such rights and interests or any such Warrant (or portion thereof) and Warrant Shares, as the case may be, to another Permitted Transferee. Upon any such assignee's or transferee's ceasing to be a Permitted Transferee, any such assignee shall cease to have any of the rights or interests of an assignee hereunder and any such transferee (i) shall cease to have any rights or interests with respect to the exercise of any Warrant (or portion thereof) or the voting of any Warrant Shares; and (ii) shall forthwith transfer any such Warrant (or portion thereof) or Warrant Shares, as the case may be, to a Permitted Transferee in accordance with the applicable provisions of this Agreement and the Warrant, whereupon such Permitted Transferee shall have all of the rights and interests of a Permitted Transferee in respect of such securities. If any transferee of any Warrant Shares ceases to be a Permitted Transferee, then until the transfer of any such securities to a Permitted Transferee, the Company or its designee shall have an irrevocable proxy to vote any such Warrant Shares held by such transferee.

     (d) As a precondition to BT or any Subsidiary of BT becoming a transferee of any shares of Subsidiaries' Preferred Stock, a Partner (as such term is defined in the Joint Venture Agreement) or a partner or owner of an equity interest (other than an indirect interest owned by BT as a result of its equity interest in Purchaser) in an Operating Venture (as such term is defined in the Joint Venture Agreement), BT (and any such Subsidiary, if applicable) shall agree in writing with Purchaser and the Company (i) to be bound by all of the terms and conditions of this Agreement applicable to an Investor, including without limitation, paragraph 10 hereof; and (ii) if, as a result of any acquisition or ownership by BT (and/or any of its controlled Affiliates excluding, for purposes of this paragraph 13.2(d), Purchaser and Purchaser's controlled Affiliates) of Voting Securities, the Investor Parties Beneficially Own Voting Securities in excess of the Permitted Percentage, that BT (and any such Subsidiary, if applicable) shall, and shall cause its controlled Affiliates to, sell or otherwise transfer Voting Securities Beneficially Owned by BT or any of its controlled Affiliates in accordance with paragraph 10(a) hereof, so that, following such transfer, the Investor Parties will be in compliance with paragraph 10(a) hereof and the other Investor Parties (including Purchaser and its controlled Affiliates) will not be required to sell or otherwise transfer Voting Securities which they Beneficially Own. If, as a result of any such acquisition by BT (and/or any of its controlled Affiliates) of Voting
Securities, the Investor Parties own Voting Securities in excess of the Permitted Percentage, and BT and/or its controlled Affiliates do not so transfer such excess Voting Securities, then the Company may require Purchaser (and/or any of its controlled Affiliates) upon two Business Days' notice, to transfer Voting Securities (including any Warrants or Warrant Shares, if so required by the Company), in accordance with Section 10(a) hereof. If (A) the Permitted Percentage is exceeded as a result of the acquisition or ownership of Voting Securities by BT and/or any of its controlled Affiliates and (B) Purchaser and/or any of its controlled Affiliates are required to transfer Warrants and/or Warrant Shares as described in the preceding sentence, then, notwithstanding any provision to the contrary contained in this Agreement or the Warrant, Purchaser and its Permitted Transferees shall be deemed to continue to satisfy any provision contained in this Agreement or the Warrant related to or conditioned upon the continued ownership of securities by Purchaser and its Permitted Transferees, if such provision would be satisfied but for such transfer. Upon any assignment of this Agreement to BT or a Subsidiary of BT in accordance with paragraph 13.2(a) or if BT or any Subsidiary of BT shall otherwise become an Investor in accordance with this paragraph 13.2(d), Purchaser shall not be liable to perform any obligations assumed by BT, except as may be provided in this paragraph 13.2(d).

          13.3 Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one Business Day after being deposited with a reputable next day courier, postage prepaid, to the parties as follows:

          If to the Company:

          The News Corporation Limited
           c/o News America Publishing Incorporated

          1211 Avenue of the Americas
          New York, New York  10036
          Attention:  Arthur M. Siskind, Esq.
                   Executive Vice President and Group General
                      Counsel
          Telecopier: (212) 768-2029
          Confirmation: (212) 852-7007

          with a copy to:

          Squadron, Ellenoff, Plesent & Sheinfeld, LLP
          551 Fifth Avenue
          New York, New York  10176
          Attention:  Harvey Horowitz, Esq.
          Telecopier: (212) 697-6686
          Confirmation: (212) 661-6500


          If to Purchaser:

          MCI Communications Corporation
          1801 Pennsylvania Avenue, N.W.
          Washington, D.C.  20006
          Attention: Michael J. Rowny
                    Executive Vice President
          Telecopier: (202) 887-2348
          Confirmation: (202) 887-3051

          With copies to:

          MCI Communications Corporation
          1801 Pennsylvania Avenue, N.W.
          Washington, D.C.  20006
          Attention: John R. Worthington, Esq.
                    Senior Vice President and
                    General Counsel
          Telecopier: (202) 887-2026
          Confirmation: (202) 887-2051

          and

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York  10017
          Attention: Philip T. Ruegger III, Esq.
          Telecopier: (212) 455-2502
          Confirmation: (212) 455-2500


          The Company or Purchaser by notice to the other party may designate such additional or different addresses as shall be furnished in writing by such party.

          13.4 Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          13.5 Governing Law; Jurisdiction. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to the principles of conflicts of laws, except to the extent that Australian law applies by virtue of the fact that the Company is organized or its securities are issued under the laws of South Australia. Each party hereto hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan or any federal court sitting in the Borough of Manhattan in respect of any suit, action or proceeding arising out of or relating to this Agreement and the transactions pursuant hereto and in connection herewith, and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          13.6 Termination and Abandonment. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Initial Closing:

          (a) by mutual written consent of the Company and Purchaser; or

          (b) by the Company or Purchaser if the Initial Closing shall not have occurred on or before May 9, 1996; provided, however, that the right to terminate this Agreement under this paragraph 13.6(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Initial Closing to occur on or before such date; or

          (c) by the Company or Purchaser if any court of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently enjoining or otherwise permanently prohibiting the transactions contemplated under this Agreement and such order, decree, ruling or other action shall have become final and nonappealable.

          13.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

          13.8 Confidentiality/Publicity. (a) Each of Purchaser and the Company agrees that all Proprietary Information will remain the property of the party disclosing such information

(the "Disclosing Party), will be held and treated by the party receiving any such Proprietary Information and its Affiliates (if the Company receives any such Proprietary Information) or the Investor Parties (if Purchaser receives any such Proprietary Information) and the respective employees, officers, directors, advisors, agents and representatives of the party receiving such information and its Affiliates or the Investor Parties, as the case may be (collectively, the "Receiving Parties" and singly, a "Receiving Party"), in strict confidence and will not, except as hereinafter provided, without the prior written consent of the Disclosing Party, be disclosed by any Receiving Party to any third party (other than any other Receiving Party) in any manner whatsoever, in whole or in part, and will not be used by any Receiving Party except as permitted by this paragraph 13.8 and as contemplated by the agreements between the parties.

          (b) Information shall not be deemed to be Proprietary Information, and the Receiving Parties shall have no obligation (except, in the case of clause
(vi) below, as set forth in paragraph 13.8(c)) with respect thereto, or to any part thereof, which (i) is approved for release by prior written authorization of the Disclosing Party; (ii) is already known to any Receiving Party at the time of receipt or disclosure, or subsequently becomes publicly available other than through disclosure by a Receiving Party in violation of this Agreement or any other obligation of confidentiality; (iii) is independently developed or formulated by any Receiving Party; (iv) is obtained by any Receiving Party from a third person who, the Receiving Party reasonably believes, is under no obligation of confidence to the Disclosing Party; (v) is reasonably necessary to be disclosed in connection with any litigation between the parties hereto; or
(vi) is required by law or legal process to be disclosed.

          (c) In the event that any Receiving Party is required by law or legal process (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or otherwise) to disclose any Proprietary Information, the Receiving Party will, to the extent, and as soon as, practicable, provide the Disclosing Party with prompt written notice of any such request or requirement, and the Receiving Party, at the Disclosing Party's expense, shall cooperate with the Disclosing Party in using all reasonable efforts to obtain an appropriate protective order or comparable confidentiality order. If, failing the entry of an appropriate protective order or comparable confidentiality order or the receipt of a waiver hereunder, any Receiving Party is, in the opinion of counsel, compelled to disclose any Proprietary Information, the Receiving Party may disclose only that portion of the Proprietary Information which counsel advises that the Receiving Party is compelled to disclose, and the Receiving Party will use reasonable efforts to obtain assurance that confidential treatment will be accorded to such Proprietary Information.

          (d) Except as may otherwise be required by law, no news release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by the Company and Purchaser. The Company and Purchaser will cooperate with each other in the development and distribution of all news releases and other public announcements with respect to this Agreement or any of the transactions contemplated hereby and, in any event, the parties agree to make a mutually agreed upon announcement concerning the Initial Closing on or about the Initial Closing Date.

          13.9 Certain Tax Matters. Upon the written request of Purchaser, the Company shall cooperate with Purchaser and provide Purchaser with access to, and copies of, all information, documents and records in the Company's possession with respect to the Company's trade or business activities necessary for Purchaser or any of its Affiliates to comply with its United States (including federal, state and local) or Australian income tax obligations for any taxable period with respect to which Purchaser holds any Warrants or Warrant Shares; provided, however, that the Company shall not be obligated to provide any information with respect to the Securityholders.

          13.10 Board Representation. Purchaser shall have the right to designate one director to be appointed to the Board during the time period from the Initial Closing Date through the first Annual General Meeting of the Shareholders of the Company following the date hereof. If Purchaser desires to exercise such right, Purchaser shall notify the Company as to the identity and background of the person whom it proposes to designate to serve on the Board and the Company shall, within 20 Business Days following such notice or, if later, on the Initial Closing Date, cause such designee to be appointed as a director pursuant to Article 77(4) of the Articles of Association of the Company. In addition, the Company shall do all that is necessary to enable any such director designated by MCI to stand for election at the first Annual General Meeting of the Shareholders of the Company following the Initial Closing as the designee of Purchaser in accordance with, and subject to, Section 6.4 of the Initial Warrant. If, at any time prior to such Annual General Meeting, Purchaser and the Permitted Transferees shall cease to own the Initial Warrant, then, at the option of the Company, upon five Business Days' notice to Purchaser, Purchaser shall cause the director designated by it to resign. Prior to such Annual General Meeting, Purchaser shall have the right to designate a replacement for any director designated by it that ceases to serve as a director for any reason, other than pursuant to the immediately preceding sentence. If, at any time, any TNCL Competitor (or any group of Persons that includes a TNCL Competitor, acting in concert) acquires the power to control Purchaser, Purchaser shall cause each director designated by it pursuant to this paragraph 13.10 to resign and Purchaser shall have no further rights pursuant to this paragraph.

     14.  Certain Definitions.  For the purpose of this

Agreement the following terms shall have the meanings specified with respect thereto below:

          "Accredited Investor" has the meaning ascribed thereto in Regulation D under the Securities Act.

          "Acquisition" has the meaning specified in paragraph
12.3(b).

          "Additional Closing" means any closing of the purchase by Purchaser of any Additional Warrants.

          "Additional Closing Date" means the date of any closing of the purchase by Purchaser of any Additional Warrant.

          "Additional   Subsidiaries'  Preferred  Stock"  means  the  shares  of
Subsidiaries' Preferred Stock issuable on any Additional Closing Date pursuant to paragraph 8.1 or 8.2 of the Preferred Stock Purchase Agreement.

          "Additional Warrant" means any warrant to purchase Ordinary Shares issued pursuant to paragraph 12.1 or 12.2.

          "Additional Warrant Shares" means the Ordinary Shares issuable upon exercise of any of the Additional Warrants.

          "ADSs" means American Depositary Shares.

          "Affiliate" means, as to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "Aggregate Current Market Value" means the sum of the Current Market Values of each of the classes of outstanding equity securities of a Person.

          "Aggregate Warrant Shares" has the meaning specified in paragraph 12.1(a).

          "ASX" means the Australian Stock Exchange Limited.

          "Base Level" means 1,915,207,316 Ordinary Shares (i.e., the number of Ordinary Shares outstanding at May 10, 1995), as such number of Ordinary Shares may be increased or decreased to adjust for stock splits, bonus issues, combinations or similar events from and after May 10, 1995.

          "Beneficially Owned", or any derivative thereof, has the meaning ascribed thereto in Rule 13d-3 under the Exchange
Act.

          "Board" has the meaning specified in paragraph 6.6.

          "BT" means British Telecommunications plc.

          "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Closing" means the Initial Closing and any Additional
Closing.

          "Closing Date" means the Initial Closing Date and any
Additional Closing Date.

          "Company" has the meaning specified in the preamble hereto.

          "Consolidated Book Value" with respect to a Person and its Consolidated Subsidiaries on any date, means the aggregate net book value of the assets of such Person and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP as of the end of the last fiscal quarter for which full financial statements have been publicly disclosed.

          "Consolidated Indebtedness" means, without duplication,
Indebtedness of the Company and its Consolidated Subsidiaries.

          "Consolidated Subsidiary" of a Person at any time means each of the subsidiaries of such Person whose accounts are or should, in accordance with GAAP, be consolidated with those of such Person.

          "Convertible Securities" means any securities or other interests convertible into or exchangeable for other securities, including conversions or exchanges to be effected at the issuer's option.

          "Core Business Assets" means assets used in: the production or distribution of motion pictures, television programming, print, electronic images, music, electronic and interactive products and/or television broadcasting; the publishing or distribution of newspapers, magazines and/or books; the creation of encryption methods and products and subscriber management systems; the ownership or leasing of satellites of every kind; or assets otherwise used in the production, publication, distribution or dissemination in any form of business or consumer entertainment, information, or news products of whatever kind or nature; and shall include any direct or indirect interests in corporations, limited liability companies, partnerships, joint ventures or other types of entities engaged in businesses utilizing any of such assets.

          "Current Market Price" of any security on any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal United States national securities exchange (including, for purposes hereof, the NASDAQ/NM) on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any United States national securities exchange or NASDAQ/NM, the last reported sales price on the ASX, and if such security is not listed or admitted to trading on the ASX, the fair value of such security on such date, as determined in good faith by the Board and reasonably acceptable to Purchaser. In determining any Current Market Price, appropriate provisions will be made for currency translations and adjustments to reflect trading in ADSs.

          "Current Market Value" means, on any date for each class of equity securities of a person, the product obtained by multiplying the Current Market Price of any such security by the total number of outstanding securities of such class.

          "Disclosing Party" has the meaning specified in paragraph 13.8.

          "Dividend Reinvestment Plan" means (i) the Dividend Reinvestment and Bonus Share Plan and the related United States Plan for participation by holders of ADSs, of the Company as approved by holders of Ordinary Shares on March 27, 1991, or (ii) such plan as may hereafter be put into place in substitution or modification thereto in whole or in part, as any such plan described in clause
(i) or (ii) above has been or may be hereafter amended from time to time.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "GAAP" means with respect to any computation required or permitted hereunder and/or with respect to any Person, such accounting principles which are generally accepted at the date of this Agreement in the country whose generally accepted accounting principles are customarily applied to such Person.

          "HSR" means the Hart-Scott-Rodino Antitrust
Improvements Act of 1976.

          "Incremental Tax Cost" has the meaning specified in paragraph 8.2.

          "Indebtedness" means, as to any Person, without duplication, (i) indebtedness for borrowed money; (ii) indebtedness for the deferred purchase price of property or services (other than in the ordinary course of business); (iii) indebtedness evidenced by bonds, debentures, notes or other similar instruments (other than performance, surety and appeal or other similar bonds arising in the ordinary course of business); (iv) obligations and liabilities secured by a lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; and (v) obligations and liabilities of the type set forth in clauses (i) through (iv) above which are guaranteed by such Person.

          "Indemnified Party" has the meaning specified in paragraph 13.1(c).

          "Initial Closing" has the meaning specified in paragraph 2.

          "Initial Closing Date" has the meaning specified in paragraph 3.

          "Initial Subsidiaries' Preferred Stock" means the shares of Subsidiaries' Preferred Stock to be issued on the Initial Closing Date pursuant to the Preferred Stock Purchase
Agreement.

          "Initial Warrant" has the meaning specified in paragraph 1.

          "Initial Warrant Shares" has the meaning specified in paragraph 1.

          "Investor" means (i) Purchaser; (ii) any Permitted Transferee that is the record or Beneficial Owner of any Warrant, Warrant Shares or Subsidiaries' Preferred Stock; and (iii) BT and its Subsidiaries, if BT or any such Subsidiary is a Partner (as such term is defined in the Joint Venture Agreement) or is a partner or owner of an equity interest in an Operating Venture (as such term is defined in the Joint Venture Agreement).

          "Investor Parties" has the meaning specified in paragraph 10.

          "Issuance" has the meaning specified in paragraph 9.2.

          "Issuance Threshold" has the meaning specified in paragraph 9.2.

          "Joint Venture" means the Venture (as such term is defined in the Joint Venture Agreement).

          "Joint Venture Agreement" means the Partnership
Agreement to be entered into upon the closing of the Joint

Venture Formation Agreement.

          "Joint Venture Formation Agreement" means the Joint
Venture Formation Agreement between Purchaser and the Company.

          "Major Studio" means any of Paramount Pictures Corporation, The Walt Disney Company, Universal City Studios Inc., Metro Goldwyn-Mayer Inc., Sony Pictures Entertainment, Inc. (including Columbia Pictures and Tri-Star Pictures), Turner Pictures (including Castle Rock and New Line) or Warner Bros, Inc. or any company which is the legal successor thereof or which becomes the owner of all or substantially all of the motion picture production/distribution business thereof, or any Motion Picture Association of America, Inc. ("MPAA") member (but excluding any entity that becomes an MPAA member subsequent to the date hereof which would not have qualified as an MPAA member under criteria existing as of the date hereof) and/or a motion picture producer/distributor which theatrically releases in the United States substantially the same number of films with substantially the same size budgets as the average during the preceding year of all entities that are MPAA members, together with such respective successor entities to such Persons.

          "Material Adverse Effect" in respect of any Person, shall mean an effect on the business, financial condition or results of operations of such Person or its Consolidated Subsidiaries, which is (i) material and adverse to such Person and its Consolidated Subsidiaries, taken as a whole or (ii) adverse to the ability of such Person to perform its obligations hereunder.

          "MCI Competitor" shall mean (i) AT&T, Sprint, Worldcom, Ameritech, Bell Canada, Bell Atlantic, Bell South, Nynex, Pactel, SBC, US West and GTE;
(ii) any entity (other than those referred to in clause (i) above) with consolidated annual revenues in excess of $400 million, 75% or more of which are derived from telecommunications services regulated in the United States as common carriage services or their equivalents provided in North, Central and/or South America; (iii) any entity controlled by a party referred to in clause (i) or (ii) above; and (iv) any successor or assign of a party referred to in clause
(i), (ii) or (iii) above.

          "Murdoch Family" shall mean K. Rupert Murdoch, his wife, mother, children or sisters or children of sisters or grandchildren, grand nieces and grand nephews or any trust or any other entity directly or indirectly owned and controlled by one or more of the Persons hereinabove listed; provided, however, that any such trust or entity will be deemed to be owned by one or more of the Persons hereinabove listed so long as either: (A) the beneficial interest in the Ordinary Shares held by such trust or entity or the beneficial interest in the trust or in the shares or other proprietary interest in the entity are held by Persons which, on the date hereof, would be entitled to hold or be granted a beneficial interest in the Ordinary Shares or in the trust or the shares or other proprietary interest in the entity; or (B) the holders of the beneficial interest in such trust or shares or other proprietary interest in such entity are the Persons hereinabove listed or Cruden Investments Pty Limited, Cruden Holdings Pty Limited, Kayarem Pty. Limited or any Subsidiaries of any of them. For purposes of this definition a "beneficial interest" means a direct or indirect equity interest and includes an interest as a beneficiary under any trust. A trust or other entity will be deemed to be controlled for purposes of the first sentence of this definition if the majority of the trustees or members of the Board of Directors or other governing body, as the case may be, are Persons hereinabove listed (other than any Persons included by reason of the proviso at the end of the first sentence of this definition) or can be removed or replaced by any one or more of such Persons, any entity controlled by such Persons, any personal representatives of such Persons or any combination of the foregoing. For the purposes of this Agreement, any of the sisters, nieces and nephews of K. Rupert Murdoch and the children of any such sisters, nieces or nephews who currently own shares of preferred stock of Cruden Holdings Pty. Limited shall cease to be considered members of the Murdoch Family upon the redemption of all of such shares of preferred stock owned by such Persons.

          "NASDAQ/NM" means the NASDAQ National Market System.

          "News T" means News T Investments, Inc., a Delaware corporation.

          "News Triangle" means News Triangle Finance, Inc., a
Delaware corporation.

          "Non-Media Assets" means assets or interests in entities that are not Core Business Assets.

          "Option Period" has the meaning specified in paragraph
12.1(b).

          "Options" means securities or other interests exercisable for other securities, including exercises to be effected at the issuer's option.

          "Ordinary Share ADS" or "Ordinary Share ADSs" shall mean American Depositary Shares representing Ordinary Shares.

          "Ordinary Shares" means the Company's Ordinary Shares of Australian $.50 each, the Ordinary Share ADSs and/or, with respect to the Ordinary Shares issuable upon exercise of the Warrants, the Redeemable Ordinary Shares, as the context requires.

          "Percentage Interest" has the meaning specified in paragraph 12.3(a).

          "Permitted Percentage" has the meaning specified in paragraph 10(a).

          "Permitted Transferee" means, subject to paragraph 13.2, (i) any Subsidiary of Purchaser, (ii) BT, (iii) any wholly-owned Subsidiary of BT, or
(iv) any other Subsidiary of BT, so long as BT, Purchaser and/or any of BT's or Purchaser's wholly-owned Subsidiaries are the only Persons owning, or controlling the voting of, any voting stock or other ownership interests of such Subsidiary and (v) with respect to any transfer by any other Permitted Transferee, in addition to any Permitted Transferee referred to in clause (i),
(ii), (iii) or (iv) above, Purchaser.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, business trust, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

          "Preemptive Right" has the meaning specified in paragraph 12.3(a).

          "Preferred Limited Shares" the Company's Preferred Limited Voting Ordinary Shares of Australian $.50 each and/or the Preferred Share ADSs, as the context requires.

          "Preferred Share ADS" or "Preferred Share ADSs" shall mean American Depositary Shares representing Preferred Limited
Shares.

          "Preferred Stock Purchase Agreement" means the
Preferred Stock Purchase Agreement of even date herewith among News Triangle, News T and Purchaser.

          "Proposed Issuance" has the meaning specified in paragraph 12.3(a).

          "Proprietary Information" means, subject to paragraph 13.8, any proprietary ideas, plans and information, including without limitation,
information  of  a  technological   or  business  nature   (including,   without
limitation, all trade secrets, technology, intellectual property, data, summaries, reports, or mailing lists, whether written or oral and if written, however produced or reproduced) received by or otherwise disclosed to any Receiving Party from or by any Disclosing Party that is marked proprietary or confidential or bears a marking of like import, or that the Disclosing Party states is to be considered proprietary or confidential, or that would logically be considered proprietary or confidential under the circumstances of its disclosure.

          "Purchaser" has the meaning specified in the preamble hereto.

          "Purchaser Notice" has the meaning specified in paragraph 8.2(c).

          "Put Right Election Notice" has the meaning specified in paragraph 12.2(d)(ii).

          "Qualifying Core Business Assets" means Core Business Assets in or for use in North or South America and, in the case of content or software, in the English or Spanish language; provided that any interests in entities shall be directly or indirectly-owned majority interests in entities primarily engaged in businesses utilizing any of such assets.

          "Qualifying Transactions" means: (i) the acquisition by the Company or any of its Subsidiaries, in any form, of Qualifying Core Business Assets; and
(ii) any capital contribution by the Company to the Joint Venture to fund acquisitions by the Joint Venture (or other joint ventures of the Company and Purchaser, as may be agreed upon).

          "Receiving Party" or "Receiving Parties" has the meaning specified in paragraph 13.8(a).

          "Redeemable Ordinary Shares" has the meaning specified in paragraph 8.2(b).

          "Registration   Rights   Agreement"  means  the  Registration   Rights
Agreement in the form attached hereto as Exhibit B.

          "Restricted Alliance" has the meaning specified in paragraph 11.

          "SEC" means the United States Securities and Exchange
Commission.

          "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Securityholders" means Kayarem Pty. Limited, Cruden
Investments Pty Limited and Telegraph Investment Co. Pty. Ltd.

          "Securityholders' Agreement" means the Securityholders' Agreement in the form attached hereto as Exhibit C.

          "Share Put Right" has the meaning specified in paragraph 12.2(b).

          "Special Put Right Notice Period" has the meaning specified in paragraph 12.2(d)(ii).

          "Special Qualifying Transactions" means Qualifying
Transactions wherein the assets being acquired: (i) are movie studio or direct broadcast satellite assets; (ii) are Non-Media

Assets; or (iii) are in a business in which the Joint Venture is engaged or has agreed to become engaged at the time of such Qualifying Transaction.

          "Special Voting Securities" means Ordinary Shares or other securities of the Company, in each case with voting rights that are greater than, or subject to lesser restrictions on voting than, the Warrant Shares.

           "Subsidiaries' Preferred Stock" means the Cumulative Convertible Preferred Stock, without par value, of each of News T and News Triangle, issuable pursuant to the Preferred Stock Purchase Agreement.

          "Subsidiary" means, (i) with respect to any Person, any entity of which such Person owns or controls the voting of, directly or indirectly through one or more intermediaries, more than 50% of the voting stock or other ownership interests representing more than 50% of the ordinary voting power, or with respect to which such Person has the power to elect a majority of the members of the Board of Directors or other governing body, of such entity at the time of determination and (ii) with respect to the Company, in addition to any entities described in clause (i) above, Twentieth Holdings Corporation and its Subsidiaries, so long as (x) the Company or its Subsidiaries own all of the outstanding common stock of Twentieth Holdings Corporation, (y) the Company or its Subsidiaries maintain a call on all the outstanding preferred stock of Twentieth Holdings Corporation and (z) prior to a Triggering Event, a majority of the outstanding preferred stock of Twentieth Holdings Corporation is held by a member of the Murdoch Family or a nominee thereof).

          "10% Basket" has the meaning specified in paragraph
9.2.

          "TNCL Competitor" means (i) any Person that is, or directly or indirectly owns or controls, any (A) Major Studio; (B) broadcast or cable television network business (including, without limitation, United Paramount Network and Warner Brothers Network) in the United States; (C) cable television business in the United States that has at least 10,000,000 subscribers; or (D) direct broadcast satellite business in the United States; and (ii) Bertelsmann A.G.

          "Triggering Event" means the occurrence of any of the following: (i) members of the Murdoch Family propose to sell shares which would result in a change of control of the Company; (ii) any slate of directors of the Company opposed by the Murdoch Family is elected; (iii) any party or group of related parties owns or controls Ordinary Shares in an amount greater than the total number of Ordinary Shares held by the Murdoch Family; (iv) any party or group of related parties: (A) has commenced an offer to acquire all of the shareholdings in the Company and the Murdoch Family intends to tender its shares of the Company in connection with such offer or (B) other than members of the Murdoch Family, directly or indirectly, by contract or otherwise, has the ability to elect a majority of the directors of the Company; or (v) the consummation by the Company of, or the binding agreement of the Company to enter into, a Restricted Alliance.

          "20-F" has the meaning specified in paragraph 4.2.

          "Valuation Date" has the meaning specified in paragraph
8.2(e)(i).

          "Voting Securities" means (i) Ordinary Shares, (ii) other securities of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Company's directors or (iii) Convertible Securities or Options convertible into, or exercisable or exchangeable for, any of the securities described in clauses (i) and (ii) hereof.

          "Warrant Option Notice" has the meaning specified in paragraph 12.1(e).

          "Warrant Purchase Option" has the meaning specified in paragraph 12.1(a).

          "Warrant Put Right" has the meaning specified in paragraph 12.2(a).

          "Warrant Put Right Notice" has the meaning specified in paragraph 12.2(d)(i).

          "Warrant Shares" means the Initial Warrant Shares and any Additional Warrant Shares.

          "Warrants" means the Initial Warrant and any Additional
Warrant or Warrants.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   THE NEWS CORPORATION LIMITED


                                   By: /s/ Arthur M. Siskind


                                   MCI COMMUNICATIONS CORPORATION

                                   By: /s/ Michael J. Rowny

Exhibit A

NEITHER THIS WARRANT, NOR THE SHARES TO BE ISSUED UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW), AND THIS WARRANT HAS BEEN, AND THE SHARES TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF.

THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO THE PROVISIONS (INCLUDING CERTAIN RESTRICTIONS ON TRANSFER) AND ENTITLED TO THE BENEFITS OF A WARRANT PURCHASE AGREEMENT, DATED AS OF AUGUST 2, 1995 (THE "WARRANT PURCHASE AGREEMENT"). A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE NEWS CORPORATION LIMITED, C/O NEWS AMERICA PUBLISHING INCORPORATED, 1211 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10036.


                 THE TRANSFER OF THIS WARRANT AND
           THE SHARES ISSUABLE UPON EXERCISE HEREOF ARE
                  RESTRICTED AS DESCRIBED HEREIN
              AND IN THE WARRANT PURCHASE AGREEMENT.

       VOID AFTER 5:00 P.M., NEW YORK TIME, AUGUST 2, 1999

                             WARRANT
                           TO PURCHASE
                         ORDINARY SHARES
                                OF
                   THE NEWS CORPORATION LIMITED

                                        155,339,806 Ordinary
Shares

     THIS IS TO CERTIFY THAT MCI TELECOMMUNICATIONS CORPORATION, a Delaware corporation ("MCIT"; MCIT, together with MCI's Permitted Transferees in accordance with Section 2.1 hereof, is sometimes hereinafter referred to as the "Holder"), is entitled, at any time and from time to time from the Initial Exercise Date (as defined below) August 2, 1995 until 5:00 P.M., New York time, on the Warrant Expiration Date (as defined below), to purchase from The News Corporation Limited, a South Australia corporation (the "Company"), up to 155,339,806 of the Company's Ordinary Shares of Australian $.50 each, in whole or in part, at the Exercise Price (as defined below), all on the terms and conditions and pursuant to the provisions hereinafter provided. The Exercise Price and the number of Ordinary Shares purchasable hereunder are subject to adjustment as provided herein.

     SECTION 1. Certain Definitions. Unless the context otherwise requires, the terms set forth below shall have the respective meanings herein specified:

          "Acquisition" has the meaning specified in Section

7(a)(ii) hereof.

          "Additional Warrant" shall mean any warrant issued pursuant to paragraph 12.1 or 12.2 of the Warrant Purchase Agreement.

          "Additional Warrant Shares" shall mean the Ordinary Shares, Preferred Limited Shares and other consideration, if any, issuable upon exercise of any Additional Warrant, or such other securities into which such Ordinary Shares are exchanged or converted as determined in accordance with the terms thereof.

          "Affiliate" means, as to any Person, any other Person, which, directly or indirectly, controls, is controlled by or is under common control with such specified Person. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of the management or policies of a Person (whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise).

          "ASX" shall mean the Australian Stock Exchange Limited.

          "Beneficially Owned", or any derivative thereof, has the meaning ascribed thereto in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

          "Board" has the meaning specified in Section 6.4 hereof.

          "BT" shall mean British Telecommunications plc.

          "Business Day" shall mean any day other than Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Company" has the meaning specified in the preamble hereto.

          "Current Market Price" of any security on any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal United States national securities exchange (including, for purposes hereof, the NASDAQ/NM on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any United States national securities exchange or NASDAQ/NM, the last reported sales price on the ASX, and if such security is not listed or admitted to trading on the ASX, the fair value of such security on such date, as determined in good faith by the Board of Directors of the Company, and reasonably acceptable to the Holder. In determining any Current Market Price, appropriate provisions will be made for currency translations and adjustments to reflect trading in Ordinary Shares ADSs.

          "Determination Date" shall mean with respect to any dividend or other distribution, the date fixed for the determination of the holders of Ordinary Shares entitled to receive such dividend or distribution, or if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution.

          "Dividend Reinvestment Plan" means (i) the Dividend Reinvestment and Bonus Share Plan and the related United States Plan for participation by holders of ADSs, of the Company as approved by holders of Ordinary Shares on March 27, 1991, or (ii) such plan as may hereafter be put into place in substitution or modification thereto in whole or in part, as any such plan described in clause
(i) or (ii) above has been or may be hereafter amended from time to time.

          "Exercise Price" shall initially be $5.47 per Warrant Share and $21.89 per Ordinary Share ADS, and shall be adjusted and readjusted from time to time as provided in Section 8 hereof.

          "Holder" has the meaning specified in the preamble hereto.

          "Initial Exercise Date" has the meaning specified in
Section 3.1 hereof.

          "Initial Shares" shall mean the shares of Subsidiaries' Preferred Stock issued to MCIT pursuant to the Preferred Stock Purchase Agreement on the date of the closing of the purchase and sale of this Warrant.

          "Investor" means (i) MCI; (ii) any Permitted Transferee that is the record or Beneficial Owner of this Warrant or any Additional Warrant, Warrant Shares, Additional Warrant Shares or Subsidiaries' Preferred Stock; and (iii) BT and its Subsidiaries, if BT or any such Subsidiary is a Partner (as such term is defined in the Joint Venture Agreement) or is a partner or owner of an equity interest in an Operating Venture (as such term is defined in the Joint Venture Agreement).

          "Investor Parties" means the Investors and their respective controlled Affiliates.

          "Joint Venture" means the Venture (as such term is defined in the Joint Venture Agreement).

          "Joint Venture Agreement" means the Partnership
Agreement to be entered into upon the closing of the Joint

Venture Formation Agreement.

          "Joint Venture Formation Agreement" means the Joint
Venture Formation Agreement between MCI and the Company.

          "Liquidation" shall mean the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          "Liquidation Value" shall mean (i) in the case of each share of News T Preferred Stock, $50,000,000; and (ii) in the case of each share of News Triangle Preferred Stock, $10,000,000.

          "Major Studio" means any of Paramount Pictures Corporation, The Walt Disney Company, Universal City Studios Inc., Metro Goldwyn-Mayer Inc., Sony Pictures Entertainment, Inc. (including Columbia Pictures and Tri-Star Pictures), Turner Pictures (including Castle Rock and New Line) or Warner Bros, Inc. or any company which is the legal successor thereof or which becomes the owner of all or substantially all of the motion picture production/distribution business thereof, or any Motion Picture Association of America, Inc. ("MPAA") member (but excluding any entity that becomes an MPAA member subsequent to the date hereof which would not have qualified as an MPAA member under criteria existing as of the date hereof) and/or a motion picture producer/distributor which theatrically releases in the United States substantially the same number of films with substantially the same size budgets as the average during the preceding year of all entities that are MPAA members, together with such respective successor entities to such Persons.


          "MCI"   shall  mean  MCI   Communications   Corporation,   a  Delaware
corporation of which MCIT is a wholly-owned Subsidiary.

          "MCI Competitor" shall mean (i) AT&T, Sprint, Worldcom, Ameritech, Bell Canada, Bell Atlantic, Bell South, Nynex, Pactel, SBC, US West and GTE;
(ii) any entity (other than those referred to in clause (i) above) with consolidated annual revenues in excess of $400 million, 75% or more of which are derived from telecommunications services regulated in the United States as common carriage services or their equivalents provided in North, Central and/or South America; (iii) any entity controlled by a party referred to in clause (i) or (ii) above; and (iv) any successor or assign of a party referred to in clause
(i), (ii) or (iii) above.

          "Murdoch Family" shall mean K. Rupert Murdoch, his wife, mother, children or sisters or children of sisters or grandchildren, grand nieces and grand nephews or any trust or any other entity directly or indirectly owned and controlled by one or more of the Persons hereinabove listed; provided, however, that any such trust or entity will be deemed to be owned by one or more of the Persons hereinabove listed so long as either: (a) the beneficial interest in the Ordinary Shares held by such trust or entity or the beneficial interest in the trust or in the shares or other proprietary interest in the entity are held by Persons which, on the date hereof, would be entitled to hold or be granted a beneficial interest in the Ordinary Shares or in the trust or the shares or other proprietary interest in the entity; or (b) the holders of the beneficial interest in such trust or shares or other proprietary interest in such entity are the Persons hereinabove listed or Cruden Investments Pty Limited, Cruden Holdings Pty Limited, Kayarem Pty. Limited or any Subsidiaries of any of them. For purposes of this definition, a "beneficial interest" means a direct or indirect equity interest and includes an interest as a beneficiary under any trust. A trust or other entity will be deemed to be controlled for purposes of the first sentence of this definition if the majority of the trustees or members of the Board of Directors or other governing body, as the case may be, are Persons hereinabove listed (other than any Persons included by reason of the proviso at the end of the first sentence of this definition) or can be removed or replaced by any one or more of such Persons, any entity controlled by such Persons, any personal representatives of such Persons or any combination of the foregoing. For the purposes of this Agreement, any of the sisters, nieces and nephews of K. Rupert Murdoch and the children of any such sisters, nieces or nephews who currently own shares of preferred stock of Cruden Holdings Pty. Limited shall cease to be considered members of the Murdoch Family upon the redemption of all of such shares of preferred stock owned by such Persons.

          "NASDAQ/NM" shall mean the NASDAQ National Market
System.

          "News T" shall mean News T Investments, Inc., a Delaware corporation.

          "News T Preferred Stock" shall mean the Cumulative Convertible Preferred Stock, without par value, of News T.

          "News Triangle" shall mean News Triangle Finance, Inc., a Delaware corporation.

          "News Triangle Preferred Stock" shall mean the
Cumulative Convertible Preferred Stock, without par value, of News Triangle.

          "Notice of Exercise" has the meaning specified in
Section 3.2 hereof.

          "Ordinary Share ADS" or "Ordinary Share ADSs" shall mean American Depositary Shares representing Ordinary Shares.

          "Ordinary Shares" shall mean the Company's Ordinary
Shares of Australian $.50 each, the Ordinary Share ADSs and/or the Redeemable Ordinary Shares, if Redeemable Ordinary Shares are issuable upon the exercise hereof pursuant to paragraph 8.2 of the Warrant Purchase Agreement, as the context requires.

          "Percentage Interest" has the meaning specified in
Section 7(a)(i) hereof.

          "Permitted Transferee" means, subject to Section 2.1 hereof, (i) any Subsidiary of MCI, (ii) BT, (iii) any wholly-owned Subsidiary of BT, or (iv) any other Subsidiary of BT, so long as BT, MCI and/or any of BT's or MCI's wholly-owned Subsidiaries are the only Persons owning, or controlling the voting of, any voting stock or other ownership interests of such Subsidiary and (v) with respect to any transfer by any other Permitted Transferee, in addition to any Permitted Transferee referred to in clause (i), (ii), (iii) or (iv) above, MCI.

          "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, business trust, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

          "Preemptive Right" has the meaning specified in Section
7(a)(i) hereof.

          "Preferred Limited Shares" shall mean the Company's Preferred Limited Voting Ordinary Shares of Australian $.50 each and/or the Preferred Share ADSs, as the context requires.

          "Preferred Share ADS" or "Preferred Share ADSs" shall mean American Depositary Shares representing Preferred Limited
Shares.

          "Preferred  Stock  Purchase   Agreement"  means  the  Preferred  Stock
Purchase Agreement dated as of August 2, 1995 by and among MCI and each of News T and News Triangle.

          "Proposed Issuance" has the meaning specified in
Section 7(a)(i) hereof.

          "Redeemable Ordinary Shares" shall mean shares of a new class of redeemable ordinary shares of the Company containing the terms and conditions described in Schedule 8.2 to the Warrant Purchase Agreement and such other terms and conditions necessary to accomplish the exchange or conversion of the Warrant Shares into Preferred Limited Shares and reasonably acceptable to MCI.

          "Reorganizations" has the meaning specified in Section
8(d) hereof.

          "Restricted Alliance" shall mean if the Company or any
of its Subsidiaries shall, without the consent of MCI, take any of the following actions:  (i) enter into (directly or
indirectly, through Affiliates or otherwise) any arrangement providing for joint marketing or promotion with any MCI Competitor or permitting its controlled content to be used for any activities that would promote (directly or indirectly) the products or services of any MCI Competitor, without giving Purchaser a first preference to enter into the arrangement; (ii) enter into a co-branding arrangement with an MCI Competitor (i.e., the connected use of the Company's trade names, trademarks or service marks (e.g., "News Corp" or "Fox") together with a trade name, trademark or service mark of an MCI Competitor); (iii) enter into (directly or indirectly, through Affiliates or otherwise) any strategic joint venture arrangement, alliance or similar arrangement (including any exclusive arrangement, or any agreement entered into outside the ordinary course) with an MCI Competitor similar to or having the purposes of or providing any of the services referred to in the Joint Venture Agreement or otherwise provided by the Joint Venture from time to time; or (iv) issue any Voting Security to any MCI Competitor in any privately-negotiated transaction.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.


          "Subsidiary" means, (i) with respect to any Person, any entity of which such Person owns or controls the voting of, directly or indirectly through one or more intermediaries, more than 50% of the voting stock or other ownership interests representing more than 50% of the ordinary voting power, or with respect to which such Person has the power to elect a majority of the members of the Board of Directors or other governing body, of such entity at the time of determination; and (ii) with respect to the Company, in addition to any entities described in clause (i) above, Twentieth Holdings Corporation and its Subsidiaries, so long as (x) the Company or its Subsidiaries own all of the outstanding common stock of Twentieth Holdings Corporation, (y) the Company or its Subsidiaries maintain a call on all of the outstanding preferred stock of Twentieth Holdings Corporation and (z) prior to a Triggering Event, a majority of the outstanding Preferred Stock of Twentieth Holdings Corporation is held by a member of the Murdoch Family or a nominee thereof.

          "Subsidiaries' Preferred Stock" shall mean the News T
Preferred Stock and News Triangle Preferred Stock.

          "TNCL Competitor" means (i) any Person that is, or directly or indirectly owns or controls, any (A) Major Studio; (B) broadcast or cable television network business (including, without limitation, United Paramount Network and Warner Brothers Network) in the United States; (C) cable television business in the United States that has at least 10,000,000 subscribers; or

(D) direct broadcast satellite business in the United States; and (ii) Bertelsmann A.G.

          "Transfer" has the meaning specified in Section 2.1 hereof.

          "Triggering  Event" shall mean the occurrence of any of the following:
(i) members of the Murdoch Family propose to sell shares which would result in a change of control of the Company; (ii) any slate of directors of the Company opposed by the Murdoch Family is elected; (iii) any party or group of related parties owns or controls Ordinary Shares in an amount greater than the total number of Ordinary Shares held by the Murdoch Family; (iv) any party or group of related parties: (A) has commenced an offer to acquire all of the shareholdings in the Company and the Murdoch Family intends to tender its shares of the Company in connection with such offer or (B) other than members of the Murdoch Family, directly or indirectly, by contract or otherwise, has the ability to elect a majority of the directors of the Company; or (v) the consummation by the Company of, or the binding agreement of the Company to enter into, a Restricted Alliance.

          "Voting Securities" shall mean (i) Ordinary Shares, (ii) other securities of the Company, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the Company's directors or
(iii) securities or other interests convertible into, or exercisable or exchangeable for, the securities described in clauses (i) and (ii) hereof.

          "Warrant Expiration Date" has the meaning specified in
Section 3.1 hereof.

          "Warrant Purchase Agreement" has the meaning specified in the legend at the beginning hereof.

          "Warrant Shares" shall mean the Ordinary Shares, Preferred Limited Shares and other consideration, if any, issuable upon exercise of this Warrant, or such other securities into which such Ordinary Shares are exchanged or converted as determined in accordance with the terms hereof.

     SECTION 2. Transfer; Legend.

     2.1 Transfer. (a) The Holder may, upon five Business Days' notice to the Company, sell, assign or otherwise transfer ("transfer") this Warrant, in whole or in part, to any Permitted Transferee; provided that, as a precondition to the effectiveness of any proposed transfer by the Holder, (i) the proposed Permitted Transferee (and BT, if such Permitted Transferee is a Subsidiary of BT) shall agree in a writing, in form and substance reasonably satisfactory to the Company, to be bound by all of the terms and conditions hereof applicable to the Holder; and (ii) if the proposed Permitted Transferee is a Subsidiary of MCI that is not wholly-owned by MCI, the Company's written consent, which shall not be unreasonably withheld, shall be required. Notwithstanding any transfer by the Holder (other than to BT or a Subsidiary of BT) provided for in this paragraph 2.1, MCI shall remain liable to perform all of its obligations hereunder. Except as provided above in this Section 2.1(a), neither this Warrant, nor any rights or interests hereunder, may be transferred by any the Holder or the Company without the prior written consent of the other. Upon such assignment to BT or a Subsidiary of BT, MCI shall not remain liable to perform the obligations hereunder assumed by BT in connection with such assignment; provided that BT (and any such Subsidiary, if applicable) shall execute the agreement referred to in paragraph 13.2(b) of the Warrant Purchase Agreement in connection with such assignment.

          (b) Except with the prior written consent of the Company, prior to a Triggering Event, no transferee of this Warrant (or portion thereof) may at any time cease to be a Permitted Transferee, unless it first transfers this Warrant (or portion thereof) to another Permitted Transferee. Upon any such transferee's ceasing to be a Permitted Transferee, any such transferee (i) shall cease to have any rights or interests with respect to the exercise of this Warrant (or portion thereof), or the voting of any Warrant Shares; and (ii) shall forthwith transfer this Warrant (or portion thereof) to a Permitted Transferee in accordance with the applicable provisions of this Warrant, whereupon such Permitted Transferee shall have all of the rights and interests of a Permitted Transferee in respect of this Warrant.

          (c) All Preferred Limited Shares issued to a Holder upon exercise of this Warrant pursuant to Section 3.5 below shall be subject to a stop transfer order unless such shares are registered under the Securities Act or exempt from registration under the Securities Act. Any transfer in violation of the provisions of this Warrant shall be null and void and of no force and effect. Notwithstanding the foregoing provisions of this Section 2.1, MCI's rights under
Section 6.4 hereof shall not be transferable, including, without limitation, to a Permitted Transferee, without the prior written consent of the Company.

     2.2 Legend. The certificate or certificates evidencing the Warrant Shares shall bear the following legends:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE
          HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES
          SECURITIES ACT OF 1933, AS AMENDED.  SUCH SHARES
          MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN
          EFFECTIVE REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT, OR AN EXEMPTION FROM REGISTRATION
          UNDER SUCH ACT."

               "THE SECURITIES REPRESENTED BY THIS

          CERTIFICATE ARE SUBJECT TO THE PROVISIONS (INCLUDING CERTAIN RESTRICTIONS ON TRANSFER) AND ENTITLED TO THE BENEFITS OF A WARRANT PURCHASE AGREEMENT, DATED AS OF AUGUST 2, 1995. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY, C/O NEWS AMERICA PUBLISHING INCORPORATED, AT 1211 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10036.

     SECTION 3. Term of Warrant; Exercise of Warrant.

     3.1 Term of Warrant. This Warrant may be exercised at any time in whole and from time to time in part, from 9:00 a.m., New York time, on the earlier of (i) the sixth monthly anniversary of the date of issuance hereof and (ii) the granting of the necessary approvals referred to in Schedule 4.1 to the Warrant Purchase Agreement (the "Initial Exercise Date") until 5:00 p.m., New York time, on the fourth yearly anniversary of the date of issuance hereof (the "Warrant Expiration Date"). If this Warrant is not exercised at or before 5:00 p.m., New York time, on the Warrant Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

     3.2 Exercise of Warrant. In order to exercise this Warrant, in whole or in part, the Holder hereof shall deliver to the Company (at its address as provided in Section 11 hereof), (i) a written notice of the Holder's election to exercise this Warrant, in the form of Exhibit A hereto, which notice shall specify the number of Warrant Shares to be purchased (the "Notice of Exercise"), (ii) payment of the Exercise Price with respect to the Warrant Shares being purchased, and (iii) if required pursuant to the second sentence of Section 4, an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Company demonstrating that such taxes have been paid). Payment of the aggregate Exercise Price may be made (i) in United States currency with funds immediately available to the Company in New York, New York,
(ii) by surrender of shares of Subsidiaries' Preferred Stock or (iii) a combination thereof; provided that, if the Holder surrenders shares of Subsidiaries' Preferred Stock, such shares or any fraction thereof shall be surrendered in the ratio of five shares of News Triangle Preferred Stock to each share of News T, Preferred Stock. In the event that the Holder elects to surrender shares of Subsidiaries' Preferred Stock upon exercise hereof, the Company shall, cause each of News T and News Triangle to pay to the Holder, to the extent News T or News Triangle, as the case may be, is legally permitted to do so, all accrued and unpaid dividends on such surrendered shares of Preferred Stock issued by it. For purposes of paying the aggregate Exercise Price, each share of Subsidiaries' Preferred Stock shall be valued at the Liquidation Value thereof, as defined in the Certificate of Designation thereof. If the Holder surrenders shares of Subsidiaries' Preferred Stock having a Liquidation Value in excess of the aggregate Exercise Price of Warrants being exercised, only an amount relating to whole shares which is not in excess of such aggregate Exercise Price shall be applied to the payment thereof and the balance of such Exercise Price, if any, shall be payable in United States currency as provided above. In such event, the Company shall cause the Holder to receive in return a certificate representing any shares of Subsidiaries' Preferred Stock not so applied to such aggregate Exercise Price. For so long as MCI or its Permitted Transferees continue to own any shares of Subsidiaries' Preferred Stock, the Company shall vote and shall cause the transferees of any shares of Subsidiaries' Preferred Stock acquired by the Company, News T and/or News Triangle (as applicable) upon exercise hereof to vote as directed by the Holder.

     3.3 Issuance of Ordinary Shares. The Company shall, promptly following exercise of this Warrant and compliance with the other conditions herein contained, issue and deliver to the Holder a certificate or certificates evidencing the number of Ordinary Shares (or any other securities into which this Warrant may become exercisable) or, at the Holder's option, the corresponding number of Ordinary Share ADSs representing such Ordinary Shares to which such the Holder shall be entitled, together with a cash payment in respect of any fraction of an Ordinary Share as hereinafter provided. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date on which the Notice of Exercise, together with the payment of the Exercise Price and taxes (if applicable), are received by the Company and the Holder shall be treated for all purposes as the record holder of the Ordinary Shares (or any other securities into which this Warrant may become exercisable) for which this Warrant was exercised at such time on such date. If this Warrant is exercised in part only at any time prior to the Warrant Expiration Date, the Company shall, upon surrender of this Warrant for cancellation, promptly execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

     3.4 No Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant. In lieu of any fractional share that would otherwise be issuable upon exercise hereof, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Current Market Price of the Ordinary Shares on the trading day immediately preceding the date of exercise, calculated to the nearest cent, with one half cent rounded upward.

     3.5 Exercise for Preferred Limited Shares. Subject to any shareholder approvals required by Listing Rule 3E(6) of the ASX, the Holder shall have the option to acquire upon the exercise of this Warrant, such number of the Company's Preferred Limited Shares (in place and in stead of Ordinary Shares) or, at the Holder's option, the corresponding number of Preferred Share

ADSs, as shall be equivalent in value to the Ordinary Shares for which this Warrant would otherwise have been exercised, as determined in accordance with the formula set forth below. In the event that the Holder elects to exercise all or any portion of this Warrant for Preferred Limited Shares of the Company, the amount to be paid upon exercise pursuant to this Section 3.5 shall be equal to the product of (i) the number of Ordinary Shares for which this Warrant would have otherwise been exercised, multiplied by (ii) the Exercise Price then in effect. The number of Preferred Limited Shares issuable upon such exercise shall be equal to the quotient of (x) the product of the number of Ordinary Shares for which this Warrant would have otherwise been exercised, multiplied by the Current Market Price of one Ordinary Share, divided by (y) the Current Market Price of one Preferred Limited Share. The Company shall pay a cash adjustment as provided in Section 3.4 hereof in lieu of issuing any fractional Preferred Limited Shares that would otherwise be issuable upon exercise pursuant to this
Section  3.5.  In the event that this  Warrant  is  exercised  pursuant  to this
Section 3.5, the Holder shall comply with the provisions of Section 3.2 above to the extent applicable, and the Company shall comply with the provisions of
Section 3.3 above to the extent applicable. In the event of any partial exercise of this Warrant pursuant to this Section 3.5, the number of Warrant Shares remaining subject to purchase hereunder shall be reduced by the number of Ordinary Shares for which this Warrant would otherwise have been exercised.

     SECTION 4. Payment of Taxes. The Company shall pay any and all issue or other similar taxes that may be payable in respect of any issue or delivery of capital stock of the Company upon exercise hereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of this Warrant, or the Warrant Shares (or other securities or assets), in a name other than that in which the Warrant so exercised was registered, except to the extent that such taxes are not greater than the taxes which would be imposed upon the original Holder, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

     SECTION 5. Mutilated or Missing Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of this Warrant, or in lieu of and substitution for this Warrant if lost, stolen or destroyed, and upon receipt of evidence to its reasonable satisfaction of the destruction, loss or theft of this Warrant and such security or indemnity as may reasonably be required by the Company to save it and its agents harmless, a new Warrant of like tenor and representing an equivalent right or interest.

     SECTION 6.     Covenants of the Company.

     6.1 Reservation of Warrant Shares. The Company shall at all times reserve and keep available, out of its authorized and unissued share capital solely for the purpose of effecting the exercise of this Warrant, such number of its Ordinary Shares and Preferred Limited Shares, free of preemptive rights, as shall from time to time be sufficient to effect the exercise in full of this Warrant. The transfer agent for the Ordinary Shares and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve the maximum number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the transfer agent for the Ordinary Shares and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrant.

     6.2 Legal and Valid Issuance. The Warrant Shares issued upon exercise hereof will, upon issuance and payment therefor in accordance with the terms hereof, be validly issued, fully paid, nonassessable and free of preemptive rights.

     6.3 Listing. The Company shall, upon MCI's request, use its best efforts to cause the Warrant Shares to be listed for trading following the occurrence of
(i) any exchange or conversion contemplated by paragraph 8.2(a) of the Warrant Purchase Agreement, or (ii) any Triggering Event, on the ASX and, in the form of Ordinary Shares ADSs or Preferred Shares ADSs, as appropriate, on the New York Stock Exchange.

     6.4 Board Representation. Provided that MCI and the Permitted Transferees continue to own (i) this Warrant and all of the Initial Shares (except to the extent this Warrant has been exercised and/or the Initial Shares have been surrendered upon exercise of this Warrant or any Additional Warrant), and (ii) all securities issued to MCI and the Permitted Transferees upon exercise of this Warrant or upon the exchange or conversion of such securities, MCI shall have a right to designate (A) one person to stand for election to the Board of Directors of the Company (the "Board") or (B) two persons to stand for election to the Board, subject to the remaining provisions of this Section 6.4, if MCI, in the case of clause (B) above only, together with the other Investor Parties, Beneficially Owns, in the aggregate, 19% or more of the outstanding Voting Securities of the Company, including (in both the numerator and denominator), for purposes of calculating such percentage, any Warrant Shares and Additional Warrant Shares issued and/or issuable upon exercise, in whole or in part, of this Warrant and any Additional Warrants and any other Voting Securities
Beneficially Owned by MCI and the other Investor Parties. If MCI desires to exercise any such right, MCI shall notify the Company in writing at least 45 Business Days before the next Annual General Meeting of the Shareholders of the Company as to the number of Voting Securities owned by it and the other Investor Parties and as to the identity and background of the person or persons whom it proposes to designate to serve on the Board and the Company shall take such action as may be required to cause such designee or designees to stand for election at such Annual General Meeting. If, at any time, MCI or any of its Permitted Transferees shall have transferred (1) this Warrant or the Initial Shares, in whole or in part (except to the extent this Warrant has been exercised, in whole or in part, and/or the Initial Shares have been surrendered upon exercise of this Warrant or any Additional Warrant) or (2) any securities issued to MCI and the Permitted Transferees upon exercise of this Warrant or upon exchange or conversion of such securities, other than to a Permitted Transferee, then, at the option of the Company, upon five days' notice to MCI, MCI shall cause each director designated by MCI to resign. If two directors designated by MCI shall be serving on the Board and MCI and the other Investor Parties shall cease to Beneficially Own at least 19% of the outstanding Voting Securities, as described in clause (B) of the first sentence of this Section 6.4, then, at the option of the Company, upon five days' notice to MCI, MCI shall cause either, but not both, of the directors designated by MCI to resign. Following the initial vote with respect to the election of a second designee of MCI in respect of the Beneficial Ownership by MCI and the other Investor Parties of at least 19% of the outstanding Voting Securities, as provided above, the Company shall not be required to take any action with respect to causing such a designee to stand for election, as described above, unless MCI and the other
Investor Parties Beneficially Own at least 19% of the outstanding Voting Securities for at least 180 days during the 12-month period preceding the date the shareholders of the Company are to be notified that such designee will be standing for election. If, at any time, any TNCL Competitor (or any group of Persons that includes a TNCL Competitor, acting in concert) acquires the power to control MCI, MCI shall cause each director designated by MCI to resign and MCI shall have no further rights pursuant to this Section 6. The provisions of this Section 6.4 shall survive the exercise of this Warrant, in whole or in part, and shall be effective so long as the applicable conditions set forth in clauses (i) and (ii) of this Section 6.4 continue to be satisfied.

     SECTION 7.     Preemptive Right.

          (a) Provided that MCI or the Permitted Transferees continue to own (i) this Warrant and all of the Initial Shares (except to the extent this Warrant has been exercised and/or the Initial Shares have been surrendered upon exercise of this Warrant or any Additional Warrant), and (ii) all securities issued to MCI or the Permitted Transferees upon exercise of this Warrant or upon the exchange or conversion of such securities, the Holder shall have the following rights:

          (i)  In the event that the Company proposes to issue

     (other than issuances described in Section 8 hereof), Voting Securities (the "Proposed Issuance"), this Warrant shall be deemed to grant to the Holder the right (the "Preemptive Right") to participate in such Proposed Issuance to the extent necessary to maintain the percentage (prior to such Proposed Issuance) of the Company's outstanding voting equity (on a fully diluted basis giving effect to the conversion of all outstanding convertible securities and the exercise of all outstanding option and warrants, including shares issuable upon exercise of outstanding employee stock options) represented by the Ordinary Shares remaining subject to purchase hereunder (the "Percentage Interest"). The exercise price for the Voting Securities subject to such Preemptive Right shall be equal to the price payable pursuant to the Proposed Issuance. The exercise period applicable to such Preemptive Right shall expire at such time as the Proposed Issuance is consummated. In the event of a Proposed Issuance, the Company shall cause to be mailed to the Holder, at least fifteen (15) business days prior to the consummation of such Proposed Issuance, a notice describing the Proposed Issuance, which notice shall state (x) the number of Voting Securities proposed to be issued, (y) the per share purchase price of such Voting Securities and (z) the date on which such Proposed Issuance is to be consummated. Within five (5) business days following receipt of such notice, the Holder shall notify the Company in writing if it elects to exercise such Preemptive Right. Any Voting Securities issued pursuant to the Preemptive Right shall be subject to the provisions of
     Section 2 hereof as if they were Warrant Shares.

          (ii) In the event that a Proposed Issuance is in connection with an acquisition by the Company or any of its Affiliates of the equity, assets or business of, or other business combination with, any Person (whether through purchase, exchange or any other method whatsoever, each of the foregoing being referred to herein as an "Acquisition"), the Holder shall not have the right to participate in the Proposed Issuance as set forth above; provided, however, that the Holder shall have the right to require the Company to sell to the Holder, on the terms and conditions set forth above, a sufficient number of additional Voting Securities as shall be necessary to maintain the Holder's Percentage

     Interest. The per share purchase price of Voting Securities payable by the Holder shall be the Current Market Price thereof on the date or dates with reference to which the consideration for the Acquisition is determined.

          (b) Notwithstanding the preceding provisions of this Section 7, the Preemptive Right shall not be exercisable with respect to any Proposed Issuance of Voting Securities (i) in which MCI or any other Investor
     Parties participate (any such participation by any other Investor Party being deemed to be equivalent to participation by the Holder for purposes of calculating the Percentage Interest pursuant to this clause (i)) or in which they are offered the right to participate, in either case, to the extent such participation would have permitted the Holder and/or any other Investor Parties to maintain the Percentage Interest, whether or not they elect to do so; (ii) pursuant to options or convertible securities outstanding on May 10, 1995; (iii) pursuant to employee stock options; or
     (iv) pursuant to the Dividend Reinvestment Plan.

          (c) The Preemptive Right granted herein with respect to Ordinary Shares remaining subject to purchase hereunder is not intended to be duplicative of the preemptive right granted pursuant to Section 12.3 of the Warrant Purchase Agreement with respect to the Warrant Shares acquired upon partial exercise hereof.

     SECTION 8. Adjustments. Subject to the provisions of this Section 8, the number of Warrant Shares issuable pursuant hereto and the Exercise Price in effect from time to time shall be subject to adjustment, as set forth below:


               (a) In case the  Company  shall at any time after the date hereof
     (i) authorize a bonus issue or declare a dividend on the outstanding Ordinary Shares payable in shares of its capital stock, (ii) subdivide the outstanding Ordinary Shares by bonus issue or otherwise, (iii) combine the outstanding Ordinary Shares into a smaller number of Ordinary Shares, or
     (iv) issue any shares of its capital stock by reclassification of the Ordinary Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price in effect, and the number of Ordinary Shares issuable upon exercise of the Warrants outstanding, at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder hereof after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, such the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b) In case the Company shall distribute to all holders of Ordinary Shares (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than ordinary cash dividends) or assets (other than distributions and dividends payable in Ordinary Shares, or rights, options or warrants to subscribe for or purchase Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the Determination Date by a fraction, the numerator of which shall be the Current Market Price per Ordinary Share on such date, less the fair market value (as determined in good faith by the Board (or committee thereof), whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per Ordinary Share. Such adjustment shall become effective at the close of business on such Determination Date.

               (c)  Whenever  there shall be an  adjustment  as provided in this
     Section 8, the Company shall within fifteen (15) days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the exercise price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

               (d)  In  case  of  any  scheme  of  arrangement,  reconstruction, amalgamation,  consolidation  with or  merger of the  Company  with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of the outstanding Ordinary Shares or the conversion of such outstanding Ordinary Shares into shares of other stock or other securities or property) or other business combination, or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Ordinary Shares theretofore deliverable) the kind and amount of shares of stock or other securities or property to which a holder of the number of Ordinary Shares which would otherwise have been deliverable upon the exercise of this Warrant upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board (or committee thereof), shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of Ordinary Shares outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

               (e) In case of any reclassification or change of the Ordinary Shares issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Ordinary Shares (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of Ordinary Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in this Section 8.

               (f) Provisions (d) and (e) of this Section 8 shall similarly apply to successive reclassifications and changes of Ordinary Shares and to successive consolidations, mergers, sales, leases, or conveyances.

               (g) Except as provided in this Section 8, no adjustment of this Warrant shall be made during the term, or upon exercise, hereof.

     SECTION 9. No Rights as Stockholders. Except as set forth in Sections 6.4 and 7 hereof, nothing contained in this Warrant shall be construed as conferring upon the Holder thereof the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

     SECTION 10.    Notices to the Holder.  In case:

               (a) the Company shall (i) declare any dividend or any other distribution on its Ordinary Shares (other then regular annual and interim dividends), (ii) declare or authorize a redemption or repurchase of Ordinary Shares, or (iii) authorize the granting to all holders of Ordinary Shares of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

               (b) of any reclassification of Ordinary Shares, or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of any compulsory share exchange whereby the Ordinary Shares are converted into other securities, cash or other property; or

               (c)  of a Liquidation; or

               (d) the Company shall propose to take any action that would require an adjustment pursuant to Section 8; then the Company shall cause to be mailed to the Holder of the Warrant, at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase or granting of rights or warrants or
     (y) the date on which such subdivision, reclassification, consolidation, merger or Liquidation is expected to become effective (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).


     SECTION 11. Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next day courier, postage prepaid, to the parties as follows:

                    if to the Company:

                    The News Corporation Limited
                    c/o News America Publishing Incorporated
                    1211 Avenue of the Americas
                    New York, New York  10036
                    Attention:     Arthur M. Siskind, Esq.
                          Executive Vice President and
                              Group General Counsel
                               Fax: (212) 768-2029
                          Confirmation: (212) 852-7007

                    with a copy to:

                    Squadron Ellenoff, Plesent & Sheinfeld, LLP
                    551 Fifth Avenue
                    New York, New York  10176
                    Attention:  Harvey Horowitz, Esq.
                    Fax:  (212) 697-6686
                    Confirmation:  (212) 661-6500


                    if to MCIT or MCI:

                    MCI Communications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20006
                    Attention: Michael J. Rowny
                            Executive Vice President
                               Fax: (202) 887-2348
                          Confirmation: (202) 887-3051









                    With copies to:

                    MCI Communications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20006
                    Attention: John R. Worthington, Esq.
                            Senior Vice President and
                              General Counsel
                    Fax: (202) 887-2026
                    Confirmation: (202) 887-2015

                    and

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York  10017-3909

                    Attention:  Philip T. Ruegger III, Esq.
                    Fax:  (212) 455-2502
                    Confirmation:  (212) 455-2000

          The Company or MCIT by notice to the other party may designate such additional or different addresses as shall be furnished in writing by such party.

     SECTION 12. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall be binding upon and shall inure to the benefit of its successors and assigns hereunder.

     SECTION 13. Governing Law. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT AUSTRALIAN LAW APPLIES BY VIRTUE OF THE FACT THAT THE COMPANY IS ORGANIZED AND THIS WARRANT AND THE WARRANT SHARES ARE ISSUED UNDER THE LAWS OF THE STATE OF SOUTH AUSTRALIA. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS PURSUANT HERETO AND IN CONNECTION HEREWITH, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE COMPANY AND THE HOLDER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

Dated:  August 2, 1995.

                                        THE NEWS CORPORATION
                    LIMITED


                                        By: /s/ Arthur M. Siskind





ACKNOWLEDGED AND AGREED:

MCI TELECOMMUNICATIONS CORPORATION


By: /s/ Michael J. Rowny

EXHIBIT A

                        NOTICE OF EXERCISE

          The undersigned hereby irrevocably elects to exercise its right to purchase [ Ordinary Shares represented by the within Warrant] [that number of Preferred Limited Shares corresponding to _____ Ordinary Shares as calculated in accordance with Section 3.5 of the within Warrant], and requests that certificates for [the corresponding number of [Ordinary Shares] [Preferred Share] ADSs representing] such [Ordinary] [Preferred Limited] Shares be issued and delivered as follows:

ISSUE TO:
          (Name)
          (Address, Including Zip Code)

DELIVER TO:
          (Name)
          (Address, Including Zip Code)

          In payment of the exercise price for the Warrant Shares hereby purchased, the undersigned hereby tenders payment of [$__________] [,] [___ shares of News T Preferred Stock having an aggregate face value of $__________] [and] [__ shares of News Triangle Preferred Stock having an aggregate face value of $______], in accordance with Section 3.2 of the Warrant. If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by the Warrant, the undersigned requests that a new Warrant representing the number of Warrant Shares not hereby or previously exercised to be issued and delivered to the undersigned at the address set forth below:

Address:



Signature:_____________________


DATED:_____________________________

                                                  EXECUTION COPY

Exhibit B

                   REGISTRATION RIGHTS AGREEMENT


          This REGISTRATION RIGHTS AGREEMENT, dated as of August 2, 1995 between The News Corporation Limited, a South Australia corporation (the "Company"), and MCI Communications Corporation, a Delaware corporation ("MCI" and, together with its Permitted Transferees (as defined herein), the "Holders").


          14. Background. The Company has issued and sold on the date hereof to MCI (a) a warrant (the "Initial Warrant") to purchase an aggregate of 155,339,806 (subject to adjustment) Ordinary Shares or, at the option of MCI, Ordinary Share ADSs and (b) an option (the "Option") to purchase additional warrants (the "Additional Warrants", and together with the Initial Warrant, the "Warrants") to purchase up to an additional 155,339,806 Ordinary Shares (subject to adjustment) or, at the option of MCI, Ordinary Share ADSs, all as contained in the Warrant Purchase Agreement. The Company has the right (the "Put") to require MCI to purchase the Additional Warrants in such amount and under such circumstances as are contained in the Warrant Purchase Agreement.


          15. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Exchange Act" - The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Ordinary Share ADSs" - American Depositary Shares representing Ordinary Shares.

          "Ordinary Shares" - The Company's Ordinary Shares of Australian $.50 each and/or the Ordinary Share ADSs, as the context requires.

          "Permitted Transferee" - as defined in the Warrant
Purchase Agreement.

          "Person" - Any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

          "Registrable Securities" - All Ordinary Shares issued, or issuable upon exercise of the Warrants, to a Holder and any shares of capital stock which may be issued or distributed in respect of such Ordinary Shares by way of conversion, exchange, stock dividend or stock split or other distribution, recapitalization or reclassification; provided that any Ordinary Shares (or other shares of capital stock) registered pursuant to this Agreement shall be registered in the form of American depositary shares representing such shares, so long as American depositary receipts representing such American depositary shares are publicly traded in the United States at the relevant time. As to any particular Registrable Securities, once issued such Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or (iv) they shall have ceased to be outstanding.

          "Registration Expenses" - Any and all reasonable expenses incident to performance of or compliance with this Agreement, including, without limitation,
(i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of
Section 5, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and (vi) all fees and expenses, if any, incurred in connection with retaining a depositary for the Ordinary Share ADSs.

          "Securities Act" - The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "SEC" - The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

          "Warrant Purchase Agreement" - The Warrant Purchase Agreement dated the date hereof between the Company and MCI.

          16.  Piggyback Registrations.

          (a) Right to Include Registrable Securities. Subject to the last sentence of this Section 3(a), if the Company at any time after the date hereof proposes to register its Ordinary Shares under the Securities Act (other than a registration on

Form F-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 3. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof. If a registration requested pursuant to this Section 3(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The Company may terminate or delay its efforts to register such securities, including the Registrable Securities, at any time without liability to the Holders. The Company shall have the right in its sole discretion to elect not to make the rights contemplated in this Section 3 available to the Holders.

          (b) Expenses. News America Publishing Incorporated ("News America") will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3; and each Holder will pay all underwriting discounts and commissions and transfer taxes relating to the sale or other disposition of such Holder's Registrable Securities pursuant to such registration.

          (c) Priority in Piggyback Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the amount of securities requested to be included in such registration by all selling securityholders exceeds the amount which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration (A) if such registration relates to a primary offering initiated by the Company, (i) first, the securities proposed to be sold by the Company, (ii) second, to the extent the number of securities proposed to be included in such registration by the Company is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the securities requested to be included in such registration by the Holders and other Persons entitled to participate in such registration (provided that if the number of such securities, in combination with the number of securities proposed to be included in such registration by the Company, exceeds the number which the Company has been advised can be sold in such offering, without having the adverse effect referred to above, the number of such securities included in such registration shall be allocated pro rata among all such Holders and other Persons on the basis of the relative number of securities that each of the Holders and the other Persons has requested to be included in such registration); and (B) if such registration relates to a secondary offering initiated by any Person other than a Holder, (i) first, the securities requested to be included in such registration by such other Person (to the extent that the number of such securities does not exceed the number of securities which the Company has been advised can be sold in such offering without having the adverse effect described above), (ii) second, to the extent the number of securities requested to be included in such registration by such other Persons is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the securities proposed to be sold by the Company (to the extent that the number of securities does not exceed, in combination with the securities of such other Persons to be included in such registration, the number of securities which the Company has been advised can be sold in such offering without having the adverse effect described above), (iii) third, to the extent the sum of the number of securities requested to be included in such registration by such other Persons plus the number of securities proposed to be included in such registration by the Company is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the Registrable Securities requested to be included in such registration by the Holders (provided that if the number of such Registrable Securities in combination with the securities of such other Persons and the Securities of the Company to be included in such registration, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registrable Securities of the Holders included in such registration shall be allocated pro rata among all such Holders on the basis of the relative number of Registrable Securities each such Holder has requested to be included in such registration).

          (d) Underwritten Public Offerings.  If a registration pursuant to this
Section  3  involves  an  underwritten  public  offering,  each  Holder  who has requested that any of its Registrable Securities be included in such registration must sell such Registrable Securities to the underwriters on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and contribution, as may be customary or appropriate in combined primary and secondary offerings.

          17.  Demand Registrations.

          (a) Request by Holders. At any time from and after the date hereof upon the written request of any Holder or Holders holding in the aggregate more than 50% of the Registrable Securities then outstanding requesting that the Company effect the registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities which Registrable Securities represent not less than 10% of the Registrable Securities then outstanding, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders; and

          (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company, so as to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that the Company may delay filing the registration statement for up to 180 days if its Board of Directors determines that filing the Registration Statement would be detrimental to the Company. So long as the Company does not breach any of its obligations in respect of the registration contemplated by this Section 4 (other than a breach which would not materially adversely affect MCI's rights hereunder), with respect to each Holder, the Company shall only be required to comply with two requests for registrations pursuant to this Section 4, plus one additional request for registration pursuant to this Section 4 if any Additional Warrants are issued to any Holder, plus one additional request for registration pursuant to this Section 4 if more than 50% of the aggregate number of Additional Warrants issuable pursuant to the Warrant Purchase Agreement are so issued. The requests for registration referred to in the preceding sentence may be exercised by the Holders, in the aggregate, no more than twice in a twelve calendar month period. If a Holder has exercised his registration right under this Section 4(a) once in a twelve calendar month period, such Holder may exercise his registration rights under this Section 4(a) the second time in such period only if prior to exercising the second registration right, such Holder shall have provided notice to other Holders who have not exercised their rights during such period and such other Holders choose not to exercise their rights within 30 days after the date of such notice. If any Holder shall withdraw its request for registration, following the filing of a registration statement therefor and other than as a result of a material adverse change in the business, financial condition or results of operations of the Company, such withdrawn request shall be deemed to be one of the five requests granted to the Holders pursuant to this Section 4. The Holders shall only exercise registration rights for Registrable Securities which they intend to sell, transfer or otherwise dispose of within 60 days of the effectiveness of the registration statement relating to such Registrable Securities.

          (b) Expenses. News America will pay all Registration Expenses in connection with the registrations of Registrable Securities pursuant to this
Section 4, and each Holder will pay all underwriting discounts and commissions and transfer taxes relating to the sale or other disposition of such Holder's Registrable Securities pursuant to such registration.

          (c) Effective Registration Statement. A registration requested pursuant to this Section 4 will not be deemed to have been effected unless a registration statement for the Ordinary Share ADSs (the "ADS Registration Statement") being offered thereby has become effective; provided, that if, within 60 days after the effective date of the ADS Registration Statement, the offering of Registrable Securities pursuant to such registration is prevented by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected. Notwithstanding the preceding sentence, if any such stop order is rescinded, the effective period shall continue upon such rescission and be extended by the number of days by which such stop order delayed the filing.

          (d) Selection of Underwriters. If a requested registration pursuant to this Section 4 involves either a firm or best efforts underwritten public offering, the Holder or a majority of the Holders (based on ownership of Registrable Securities) shall have the right to select the underwriter or underwriters of nationally recognized standing to administer the offering, subject to the prior written consent of the Company, which consent shall not be unreasonably withheld, and each Holder participating in such registrations must sell such Registrable Securities to the underwriters on the same terms and conditions.

          (e) Priority in Demand Registrations. If a requested registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable

Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold. In the event that the number of Registrable Securities requested to be included in such registration plus the number of securities proposed to be included in such registration by the Company is less than the number which, in the opinion of the managing underwriter, can be sold, the securities requested to be included in such registration by other Persons whose requests have been approved by the Company may be included in such registration up to the number of securities that, in the opinion of the underwriter, can be sold.

          (f) Additional Rights. The Company shall not grant any other person rights to register securities of the Company on terms which could restrict in any way the ability of the Company fully to perform its obligations to the Holders pursuant to Section 4.

          (g) Other Disposition of Registrable Securities. In connection with any exercise of the rights set forth in this Section 4, if the Company, within 10 business days of the receipt of a written request from the Holders in accordance with the first sentence of Section 4(a), notifies the Holders in writing that the Company has determined in good faith that the registration of the Registrable Securities under the Securities Act pursuant to such request is not necessary to provide the Holders making such request with a liquid market for the sale of such Registrable Securities on the proposed terms of the sale (which notice shall identify the alternative market or markets which would permit such sale), then the Company shall not be required to effect the registration so requested unless the Holders, after due consideration of the Company's good faith determination, disagree on a reasonable basis with such determination and advise the Company to proceed with the requested registration.

          18. Registration Procedures. (a) If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, subject to the provisions of Section 4(a), as expeditiously as possible:

          (i) prepare and file with the SEC within 60 days (or as soon thereafter as possible, if any required financial statements of the Company are not available within such 60-day period) after the end of the period within which requests for registration may be given to the Company, an ADS Registration Statement (collectively, the "Registration Statement") with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

          (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not in excess of 60 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided, that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement to represent all Holders of Registrable Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

          (iii) furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (iv) use its best  efforts to  register  or qualify  such  Registrable
     Securities  covered  by  such  Registration   Statement  under  such  other
     securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities of the United States of America as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) immediately notify each seller of any such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 5, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than fifteen months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (viii) use its best efforts to list such Registrable Securities on any securities exchange on which the Ordinary Share ADSs are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

          (ix) enter into an agreement with a depositary to provide for the custody of the Registrable Securities and issuance of American Depositary Receipts representing such Registrable Securities;

          (x) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions customarily taken by registrants as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (xi) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by
      "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request; and

          (xii) subject to the appropriate parties signing confidentiality agreements reasonably acceptable to the Company, make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (collectively, the "Inspector"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively the "Records") as shall be reasonably necessary to enable them to exercise "due diligence," and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any Inspector in connection with such Registration Statement. Sellers of Registrable Securities hereunder agree that Records and other information which the Company determines in good faith to be confidential, and of which determination the Inspectors and sellers are so notified, shall not be disclosed by the Inspectors or sellers unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in the registration statement or is otherwise required by law or legal process or (ii) the release of such Records is required pursuant to a subpoena, court order or regulatory or agency request or
     (iii) the information in such Records has been made generally available to the public without violation of any confidentiality obligations hereunder.

          (b) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

          (c) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 5, such Holder will forthwith discontinue disposition of Registrable

Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 5, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 5 to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 5.

          19.  Indemnification.

          (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such Registration Statement, each affiliate of such seller and their respective employees, directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and reasonable expenses to which such seller, any such director or officer or general or limited partner or affiliate or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether commenced or threatened, and whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein (except where errors or omissions in such preliminary prospectus are corrected in the final prospectus and the Seller fails to deliver such final prospectus) or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such seller furnished to the Company by such seller for use in the preparation thereof. The indemnity agreements contained in this Section 6(a) shall not apply to amounts paid in settlement of claims if such settlement is effectuated without the consent of the Company (which shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Seller. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4, each seller will, and it hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 6) the Company, each of its affiliates, employees, directors and officers and each Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such seller furnished to the Company by such seller for use in the preparation of such Registration Statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the indemnity agreement contained in this paragraph 6(b) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action arising pursuant to a registration under Section 3 if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the  indemnified  party to give notice as provided  herein  shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          (e) Non-Exclusivity. The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

          20. Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          21.  Miscellaneous.

          (a) Holdback Agreement. If any such registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 60 days (or such lesser period as the managing underwriters may permit) after the effective date of such registration, and the Company hereby also so agrees (other than (i) as part of such underwriting offering, (ii) any such sale or distribution in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or any subsidiary of the Company of capital stock or assets of any other Person or (iii) in connection with an employee stock option or other benefit plan, including any dividend reinvestment plan).

          (b) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities then outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8(c), whether or not such Registrable Securities shall have been marked to indicate such consent.

          (c) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.
          (d) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telecopier or hand delivery:

                 (i)  if to the Company, to:

            The News Corporation Limited
            c/o News America Publishing Incorporated
            1211 Avenue of the Americas
            New York, New York  10036
            Attention:  Arthur M. Siskind, Esq.
                        Executive Vice President
                        and Group General Counsel
            Telecopy No.:     (212) 852-7136
            Confirmation No.:  (212) 852-7007

            With a copy to:

            Squadron, Ellenoff, Plesent & Sheinfeld, LLP
            551 Fifth Avenue
            New York, New York  10178
            Attention:  Harvey Horowitz, Esq.
            Telecopy No.:      (212) 697-6686
            Confirmation No.:  (212) 661-6500


                (ii)  if to MCI, to:

            MCI Communications Corporation
            1801 Pennsylvania Avenue, N.W.
            Washington, DC  20006
            Attention:  Michael J. Rowny
                        Executive Vice President
            Telecopy No.:  (202) 887-2348
            Confirmation No.:  (202) 887-3051

            With copies to:

            MCI Communications Corporation
            1801 Pennsylvania Avenue, N.W.
            Washington, DC  20006
            Attention:  John R. Worthington, Esq.
                        Senior Vice President,
                     Assistant Secretary and General Counsel
                          Telecopy No.: (202) 887-2026
                        Confirmation No.: (202) 887-2015

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, New York  10017-3909
            Attention:  Philip T. Ruegger III, Esq.
            Telecopy No.:      (212) 455-2502
            Confirmation No.:  (212) 455-2500

               (iii) if to any other holder of Registrable Securities, to the address of such other holder as shown in the books and records of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

All such notices and  communications  shall be deemed to have been given or made
(1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid, or (3) when telecopied, receipt acknowledged.

          (e)  Descriptive Headings.   The headings in this
Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

          (f) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (g) Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. The parties to this Agreement hereby agree to submit to the non-exclusive jurisdiction of the courts of the City of New York, State of New York in any action or proceeding arising out of or relating to this Agreement.

          (i) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.


                          THE NEWS CORPORATION LIMITED



                            By: /s/ Arthur M. Siskind
                                      Name:
                                     Title:




                         MCI COMMUNICATIONS CORPORATION



                            By: /s/ Michael J. Rowny
                                      Name:
                                     Title:

          The undersigned hereby agrees to perform its obligations described in Sections 3(b) and 4(b) hereof.


                             NEWS AMERICA PUBLISHING INCORPORATED



                            By: /s/ Arthur M. Siskind
                                      Name:
                                     Title:

Exhibit C

                   SECURITYHOLDERS' AGREEMENT


     SECURITYHOLDERS' AGREEMENT made this 2nd day of August, 1995 by and among MCI COMMUNICATIONS CORPORATION, a Delaware corporation ("MCI"), and KAYAREM PTY. LIMITED, a corporation organized under the laws of the Australian Capital Territory ("Kayarem"), CRUDEN INVESTMENTS PTY LIMITED, a corporation organized under the laws of Victoria, Australia ("Cruden"), and TELEGRAPH INVESTMENT CO. PTY. LTD., a corporation organized under the laws of Queensland, Australia ("Telegraph") (each of Kayarem, Cruden and Telegraph is referred to herein as a "Securityholder" and all of them are collectively referred to as the "Securityholders"). Certain terms used in this Agreement are defined in Section 1(d) hereof.

                       W I T N E S S E T H:

     WHEREAS, each of News Triangle Finance, Inc. ("News Triangle") and News T Investments, Inc. ("News T"), the common stock of which is held indirectly by The News Corporation Limited ("TNCL"), entered into a Preferred Stock Purchase Agreement with MCI dated as of August 2, 1995 (the "Preferred Stock Purchase Agreement") pursuant to which MCI purchased 8.5 shares of News T Preferred Stock and 42.5 shares of News Triangle Preferred Stock (collectively, the "Initial Shares") for an aggregate purchase price of US$850,000,000; and

     WHEREAS, pursuant to the Preferred Stock Purchase Agreement, News T granted to MCI an option to purchase, and MCI granted to News T the right to require MCI to purchase, up to an additional 8.5 shares of News T Preferred Stock (the "News T Additional Shares"); and

     WHEREAS, pursuant to the Preferred Stock Purchase Agreement, News Triangle granted to MCI an option to purchase, and MCI granted to News Triangle the right to require MCI to purchase, up to an additional 42.5 shares of News Triangle Preferred Stock (the "News Triangle Additional Shares"; the News Triangle Additional Shares and the News T Additional Shares are sometimes hereinafter referred to collectively as the "Additional Shares"); and

     WHEREAS, TNCL and MCI entered into a Warrant Purchase Agreement dated as of August 2, 1995 (the "Warrant Purchase Agreement") pursuant to which MCI purchased, for US$150,000,000, a warrant to purchase up to 155,339,806 (subject to adjustment) TNCL Ordinary Shares (the "Initial Warrant"); and

     WHEREAS, pursuant to the Warrant Purchase Agreement, TNCL granted to MCI an option to purchase, and MCI granted to TNCL the right to require MCI to purchase, additional warrants to purchase up to 155,339,806 (subject to adjustment) additional TNCL Ordinary Shares (the "Additional Warrants" and together with the Initial Warrant, the "Warrants"); and

     WHEREAS, the Securityholders own certain TNCL Ordinary
Shares; and

     WHEREAS, in order to induce MCI to enter into the Preferred Stock Purchase Agreement and the Warrant Purchase Agreement, the Securityholders have agreed, among other things, to grant to MCI certain rights with respect to voting for the election of directors and disposition of the TNCL Ordinary Shares owned by the Securityholders, upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Right of First Offer/Right of First Refusal. Provided that MCI or the Permitted Transferees continue to own (i) the Initial Warrant and all of the Initial Shares (except to the extent the Initial Warrant has been exercised and/or the Initial Shares have been surrendered upon exercise of any Warrant),
(ii) all of the Additional Warrants and Additional Shares issued to MCI or the Permitted Transferees (except to the extent the Additional Warrants have been exercised and/or the Additional Shares have been surrendered upon exercise of any Warrant) and (iii) all securities issued to MCI or such Permitted Transferees upon exercise of the Warrants or upon the exchange or conversion of such securities (provided, further, that MCI or the Permitted Transferees shall be deemed for purposes of this Section 1 to continue to own the Initial Warrant, any Additional Warrants and/or any securities issued to MCI or such Permitted Transferees upon exercise of such Warrants or upon the exchange or conversion of such securities, if such Warrant and/or any such securities have been transferred pursuant to the third and second to last sentences of paragraph 13.2(d) of the Warrant Purchase Agreement), MCI shall have the following rights:

          (a) If any Securityholder (the "Selling Securityholder") desires to sell, transfer or otherwise dispose of any TNCL Ordinary Shares (whether currently owned or hereafter acquired), other than (i) to another Securityholder or to a member of the Murdoch Family ("Permitted Ordinary Share Transferees"), or (ii) the transfer or other disposition by any or all of the Selling Securityholders of up to 89,361,852 TNCL Ordinary Shares, in the aggregate for all such Selling Securityholders (subject to adjustment for any stock splits, combinations or similar events after the date hereof and increased by 15% of any TNCL Ordinary Shares hereafter acquired), such Selling Securityholder shall comply with the applicable provisions set forth below:

               (i)(A) In the event that such Selling Securityholder proposes to sell such shares into the public market or in a negotiated block trade in the secondary market (a "Public Sale"), the Selling Securityholder shall give written notice (the "Public Sale Notice") to MCI setting forth the number of shares proposed to be so sold (the "Offered Shares") and offering to sell to MCI the Offered Shares at their Current Market Price on the day of the sale. If MCI desires to purchase the Offered Shares as aforesaid, MCI shall, within five days following receipt of the Public Sale Notice (the "Acceptance Period"), deliver written notice (the "Acceptance Notice") to the Selling Securityholder. The Acceptance Notice shall specify the time and date of the closing of the purchase and sale of the Offered Shares, which shall (subject to Section 1(b) below) be not more than five days following the date of such Acceptance Notice.

               (B) In the event that (i) MCI fails to deliver an Acceptance Notice during the Acceptance Period, or (ii) the sale to MCI requires the approval of the shareholders of TNCL ("Shareholder Approval") and such Shareholder Approval is denied by the shareholders at a meeting duly convened by TNCL for the purpose of obtaining such approval and the Securityholders did not vote against the matter requiring such shareholder approval (a "Negative Shareholder Vote"), the Selling Securityholder shall have the right, for a period of 30 days (the "Free Public Sale Period") following the earlier to occur of (x) expiration of the Acceptance Period or (y) a Negative Shareholder Vote, to sell or enter into a binding agreement to sell the Offered Shares in a Public Sale, free from any right of MCI to purchase the Offered Shares pursuant to any provision of this Agreement. In the event that the Selling Securityholder does not sell or enter into an agreement to sell the Offered Shares during the Free Public Sale Period, the Selling Securityholder shall comply with the provisions of this Section 1(a)(i) with respect to any subsequent proposed Public Sale.

               (ii)(A) In the event that such Selling Securityholder proposes to sell such shares to a third party ("Third Party") other than in a Public Sale (a "Third Party Sale"), such Selling Securityholder shall give written notice (the "First Offer Notice") to MCI setting forth the number of shares which such Selling Securityholder desires to sell (the "Third Party Offered Shares") and
(1) if such Selling Securityholder has received an offer from such Third Party, which such Securityholder is willing to accept (an "Acceptable Offer"), the proposed sale price for the sale to such Third Party of the Third Party Offered Shares and the other terms and conditions of such Acceptable Offer or (2) if such Selling Securityholder has not received an Acceptable Offer, the proposed sale price for the Third Party Offered Shares (in either case, the "First Offer Price") and offering to sell to MCI the Third Party Offered

Shares for the First Offer Price. If MCI desires to purchase the Third Party Offered Shares at the First Offer Price, MCI shall, within 30 days following receipt of the First Offer Notice (the "Third Party Acceptance Period"), deliver written notice (the "Third Party Acceptance Notice") to the Selling Securityholder. The Third Party Acceptance Notice shall specify the time and date of the closing of the purchase and sale of the Third Party Offered Shares, which shall (subject to Section 1(b) below) be not more than 30 days following the date of such Third Party Acceptance Notice.

               (B) In the event that (i) MCI fails to deliver the Third Party Acceptance Notice during the Third Party Acceptance Period, or (ii) the sale to MCI requires Shareholder Approval and such Shareholder Approval is denied by a Negative Shareholder Vote, the Selling Securityholder shall have the right, for a period of 90 days (the "Free Third Party Sale Period") following the earlier to occur of (x) the expiration of the Third Party Acceptance Period or (y) a Negative Shareholder Vote, to sell or enter into a binding agreement to sell the Third Party Offered Shares to any Third Party for a price greater than 105% of the First Offer Price, free from any right of MCI to purchase the Third Party Offered Shares pursuant to any provision of this Agreement. In the event that the Selling Shareholder does not sell or enter into an agreement to sell the Third Party Offered Shares to a Third Party for a price greater than 105% of the First Offer Price during the Free Third Party Sale Period, the Selling Securityholder shall comply with the provisions of this Section 1(a)(ii) with respect to any subsequent proposed Third Party Sale.

               (C) If at any time during the Free Third Party Sale Period the Selling Securityholder receives, and desires to accept, a bona fide offer from a Third Party to purchase the Third Party Offered Shares at 105% or less than the First Offer Price (a "Third Party Offer"), the Selling Securityholder shall give written notice of such Third Party Offer to MCI (the "First Refusal Notice"). The First Refusal Notice shall set forth the name of the prospective purchaser and the terms and conditions of the Third Party Offer. MCI shall thereupon have the right to purchase the Third Party Offered Shares on the terms and conditions set forth in the First Refusal Notice. Such right shall be exercised by delivery of a written notice (the "Exercise Notice") to the Selling Securityholder within ten days following receipt of the First Refusal Notice (the "First Refusal Period"). The Exercise Notice shall specify the time and date of the closing of the purchase and sale of the Third Party Offered Shares, which shall (subject to Section 1(b) below) be not more than ten days following the date of such Exercise Notice.

               (D) In the event that (i) an Exercise Notice has not been delivered to the Selling Securityholder within the First Refusal Period or (ii) the sale to MCI requires Shareholder Approval and such Shareholder Approval is denied by a Negative

Shareholder Vote, the Selling Securityholder shall have the right, for the remainder of the Free Third Party Sale Period (which period shall be extended by the number of days elapsing between the date of the First Refusal Notice and the earlier to occur of the events described in clauses (i) and (ii) of this Section 1(a)(ii)(D)), to sell or enter into an agreement to sell the Third Party Offered Shares to the Third Party on the terms and conditions of the Third Party Offer, free from any right of MCI to purchase the Third Party Offered Shares pursuant to any provision of this Agreement. The Selling Securityholders shall comply with the provisions of this Section 1(a)(ii) with respect to all Third Party Offers received during the Free Third Party Sale Period.

          (b) Notwithstanding the time periods set forth in Sections 1(a)(i) and
(ii) relating to the consummation of any purchase and sale to MCI or to a Third Party (including any Public Sale), if any waiting periods are imposed by any applicable law on, or the consent of one or more third parties (including governmental authorities) or Shareholder Approval is required as a condition to, the consummation of such sale, the closing of such sale (in the case of a sale to MCI) or expiration of the Free Sale Period (in the case of a sale to a Third Party (including any Public Sale)) shall be deferred to the fifth business day occurring after the later of (i) the expiration of the last applicable waiting period to expire, or (ii) the date upon which all required third party consents or Shareholder Approval has been obtained. In the event of a sale to MCI hereunder, MCI and the Selling Securityholder shall cooperate in all reasonable ways, including by filing appropriate notifications with, and furnishing appropriate information to, governmental authorities, to ensure that any such waiting periods expire on the earliest practicable date. In the event that any proposed acquisition by MCI of TNCL Ordinary Shares pursuant to Sections 1(a)(i) or (ii) above shall require Shareholder Approval, TNCL will cause a meeting of the shareholders of TNCL to be held for the purpose of seeking such approval and, to the extent permitted by law, such Securityholders agree to and shall vote all of the shares of TNCL owned by them in favor of the proposed acquisition by MCI. At the closing of any purchase and sale hereunder, the Selling Securityholder shall deliver the Offered Shares or the Third Party Offered Shares, as the case may be, to MCI against payment therefor in full in United States currency by wire transfer of immediately available funds to such account(s) as shall be designated by the Selling Securityholder. Any such closing shall take place at the principal office of TNCL in New York City or such other place as the Selling Securityholder and MCI shall mutually agree.

          (c) (i) This Agreement (including the provisions binding upon TNCL and Harris Trust) shall be conditional upon the obtaining of the shareholder approvals and compliance with the Australian law, as such approvals and compliance are disclosed in Schedule I annexed hereto.

          (ii) For the avoidance of doubt, the Securityholders and MCI confirm that prior to the satisfaction of the condition in paragraph (c)(i), the Securityholders are free to dispose of, or to exercise the voting power relating to, any TNCL Ordinary Shares without regard to the provisions of this Agreement.

          (iii)  Notwithstanding  the satisfaction of the condition in paragraph
(c)(i), MCI shall in no event be entitled to be offered or to acquire rights under Section 1 or 3 in excess of those rights which MCI is then permitted to acquire in the absence of further compliance with the provisions of the Corporations Law of Australia or the provisions of the Foreign Acquisitions and Takeovers Act 1975.

          (iv) Paragraph (c)(iii) is intended to operate so as to cause the number of TNCL Ordinary Shares in which MCI has rights pursuant to Section 1 or 3 to increase and decrease from time to time so that at all times the rights are held with respect to the maximum permissible number of TNCL Ordinary Shares, having regard to the provisions of the Corporations Law of Australia, the provisions of the Foreign Acquisitions and Takeovers Act 1975 and other arrangements relating to TNCL Ordinary Shares to which MCI is party from time to time.

          (d) For the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below:

     "Acceptable Offer" has the meaning specified in Section
1(a)(ii)(A).

     "Acceptance Notice" has the meaning specified in Section
1(a)(i)(A).

     "Acceptance Period" has the meaning specified in Section
1(a)(i)(A).

     "Additional Shares" has the meaning specified in the recitals hereto.

     "Additional Warrants" has the meaning specified in the recitals hereto.

     "Affiliate" means, as to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

     "ASX" shall mean the Australian Stock Exchange Limited.

     "Beneficially Owned", or any derivative thereof, has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act.

     "BT" means British Telecommunications plc.

     "Consolidated Subsidiaries" of a party hereto at any time shall mean each of the subsidiaries of such party whose accounts are or should, in accordance with generally accepted accounting principles on the date of this Agreement in the country whose generally accepted accounting principles are customarily applied to such party, be consolidated with those of such party.

     "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise), and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Cruden" has the meaning specified in the preamble hereto.

     "Current Market Price" shall mean the closing price of TNCL Ordinary Shares on the trading day immediately preceding the date in question. The closing price for any day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal United States national securities exchange (including, for purposes hereof, the NASDAQ/NM) on which TNCL Ordinary Shares are listed or admitted to trading or, if TNCL Ordinary Shares are not listed or admitted to trading on any United States national securities exchange or NASDAQ/NM, the last reported sales price on the ASX, and if the TNCL Ordinary Shares are not listed or admitted to trading on the ASX, the fair value of such security on the date in question, as determined in good faith by the Board of Directors of TNCL and reasonably acceptable to MCI. In determining any Current Market Price, appropriate provisions will be made for currency translations and adjustments to reflect trading in American Depositary Shares.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Exercise Notice" has the meaning specified in Section
1(a)(ii)(C).

     "First Offer Notice" has the meaning specified in Section
1(a)(ii)(A).

     "First Offer Price" has the meaning specified in Section
1(a)(ii)(A).

     "First Refusal Notice" has the meaning specified in Section
1(a)(ii) (C).

     "First Refusal Period" has the meaning specified in Section
1(a)(ii)(C).

     "Free Public Sale Period" has the meaning specified in

Section 1(a)(i)(B).

     "Free Sale Period" shall mean the Free Public Sale Period or
Free Third Party Sale Period, as applicable.

     "Free Third Party Sale Period" has the meaning specified in
Section 1(a)(ii)(B).

     "Initial Shares" has the meaning specified in the recitals hereto.

     "Initial Warrant" has the meaning specified in the recitals hereto.

     "Investor Parties" means the Investors and their respective controlled Affiliates.

     "Joint Venture" means the Venture (as such term is defined in the Joint Venture Agreement).

     "Joint Venture Agreement" means the Partnership Agreement to be entered into upon the closing of the Joint Venture Formation Agreement.

     "Joint Venture Formation Agreement" means the Joint Venture
Formation Agreement between MCI and TNCL.

     "Kayarem" has the meaning specified in the preamble hereto.

     "Material Adverse Effect" shall mean in respect of any party an effect on the business, financial condition or results of operations of such party or its Consolidated Subsidiaries, which is (i) material and adverse to such Person and its Consolidated Subsidiaries, taken as a whole or (ii) adverse to the ability of such person to perform its obligations hereunder.

     "Major Studio" means any of Paramount Pictures Corporation, The Walt Disney Company, Universal City Studios Inc., Metro Goldwyn-Mayer Inc., Sony Pictures Entertainment, Inc. (including Columbia Pictures and Tri-Star Pictures), Turner Pictures (including Castle Rock and New Line) or Warner Bros, Inc. or any company which is the legal successor thereof or which becomes the owner of all or substantially all of the motion picture production/distribution business thereof, or any Motion Picture Association of America, Inc. ("MPAA") member (but excluding any entity that becomes an MPAA member subsequent to the date hereof which would not have qualified as an MPAA member under criteria existing as of the date hereof) and/or a motion picture producer/distributor which theatrically releases in the United States substantially the same number of films with substantially the same size budgets as the average during the preceding year of all entities that are MPAA members, together with such respective successor entities to such Persons.

     "MCI" has the meaning specified in the preamble hereto.

     "MCI Competitor" shall mean (i) AT&T, Sprint, Worldcom, Ameritech, Bell Canada, Bell Atlantic, Bell South, Nynex, Pactel, SBC, US West and GTE; (ii) any entity (other than those referred to in clause (i) above) with consolidated annual revenues in excess of $400 million, 75% or more of which are derived from telecommunications services regulated in the United States as common carriage services or their equivalents provided in North, Central and/or South America;
(iii) any entity controlled by a party referred to in clause (i) or (ii) above; and (iv) any successor or assign of a party referred to in clause (i), (ii) or
(iii) above.

     "Murdoch Family" shall mean K. Rupert Murdoch, his wife, mother, children or sisters or children of sisters or grandchildren, grand nieces and grand nephews or any trust or any other entity directly or indirectly owned and controlled by one or more of the Persons hereinabove listed; provided, however, that any such trust or entity will be deemed to be owned by one or more of the Persons hereinabove listed so long as either: (A) the beneficial interest in the TNCL Ordinary Shares held by such trust or entity or the beneficial interest in the trust or in the shares or other proprietary interest in the entity are held by Persons which, on the date hereof, would be entitled to hold or be granted a beneficial interest in the TNCL Ordinary Shares or in the trust or the shares or other proprietary interest in the entity; or (B) the holders of the beneficial interest in such trust or shares or other proprietary interest in such entity are the Persons hereinabove listed or Cruden, Cruden Holdings Pty Limited ("Cruden Holdings"), Kayarem or any Subsidiaries of any of them or, for purposes of Section 12 hereof only, in the case of Queensland Press Limited (or any Subsidiary thereof) are owned to the extent of not more than 40% by Persons (but not more than 5% by any single Person excluding an institutional investor) other than TNCL, Cruden, Cruden Holdings, Kayarem or any Subsidiaries of any of them or the Persons hereinabove listed. For purposes of this definition, a "beneficial interest" means a direct or indirect equity interest and includes an interest as a beneficiary under any trust. A trust or other entity will be deemed to be controlled for purposes of the first sentence of this definition if the majority of the trustees or members of the Board of Directors or other governing body, as the case may be, are Persons hereinabove listed (other than any Persons included by reason of the proviso at the end of the first sentence of this definition) or can be removed or replaced by any one or more of such Persons, any entity controlled by such Persons, any personal representatives of such Persons or any combination of the foregoing. For the purposes of this Agreement, any of the sisters, nieces and nephews of K. Rupert Murdoch and the children of any such sisters, nieces or nephews who currently own shares of preferred stock of Cruden Holdings shall cease to be considered members of the Murdoch Family upon the redemption of all of such shares of preferred stock owned by such Persons.

     "NASDAQ/NM" shall mean the NASDAQ National Market System.

     "Negative Shareholder Vote" has the meaning specified in
Section 1(a)(i)(B).

     "News T" has the meaning specified in the recitals hereto.

     "News T Additional Shares" has the meaning specified in the recitals hereto.

     "News T Preferred Stock" shall mean the Cumulative Convertible Preferred Stock, without the par value, of News T.

     "News Triangle" has the meaning specified in the recitals hereto.

     "News Triangle Additional Shares" has the meaning specified in the recitals hereto.

     "News Triangle Preferred Stock" shall mean the Cumulative
Convertible Preferred Stock, without par value, of News Triangle.

     "Offered Shares" has the meaning specified in Section
1(a)(i)(A).

     "Ordinary Share ADS" or "Ordinary Share ADSs" shall mean
American Depositary Shares representing TNCL Ordinary Shares.

     "Permitted Ordinary Share Transferees" has the meaning specified in Section 1(a).

     "Permitted Transferee" means, subject to paragraph 13.2 of the Warrant Purchase Agreement or paragraph 9.2 of the Preferred Stock Purchase Agreement, as the case may be, (i) any Subsidiary of MCI, (ii) BT, (iii) any wholly-owned Subsidiary of BT, or (iv) any other Subsidiary of BT, so long as BT, MCI and/or any of BT's or MCI's wholly-owned Subsidiaries are the only Persons owning, or controlling the voting of, any voting stock or other ownership interests of such Subsidiary and (v) with respect to any transfer by any other Permitted Transferee, in addition to any Permitted Transferee referred to in clause (i),
(ii), (iii) or (iv) above, MCI.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, business trust, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

     "Preferred Limited Shares" the TNCL Preferred Limited Voting
Ordinary Shares of Australian $.50 each and/or the Preferred
Share ADSs, as the context requires.

     "Preferred Share ADS" or "Preferred Share ADSs" shall mean

American Depositary Shares representing Preferred Limited Shares.

     "Preferred Stock Purchase Agreement" has the meaning specified in the recitals hereto.

     "Public Sale" has the meaning specified in Section
1(a)(i)(A).

     "Public Sale Notice" has the meaning specified in Section
1(a)(i)(A).

     "Restricted Alliance" shall mean if TNCL or any of its Subsidiaries shall, without the consent of MCI, take any of the following actions: (i) enter into (directly or indirectly, through Affiliates or otherwise) any arrangement providing for joint marketing or promotion with any MCI Competitor or permitting its controlled content to be used for any activities that would promote (directly or indirectly) the products or services of any MCI Competitor, without giving Purchaser a first preference to enter into the arrangement; (ii) enter into a co-branding arrangement with an MCI Competitor (i.e., the connected use of TNCL's trade names, trademarks or service marks (e.g., "News Corp" or "Fox") together with a trade name, trademark or service mark of an MCI Competitor); (3) enter into (directly or indirectly, through Affiliates or otherwise) any strategic joint venture arrangement, alliance or similar arrangement (including any exclusive arrangement, or any agreement entered into outside the ordinary course) with an MCI Competitor similar to or having the purposes of or providing any of the services referred to in the Joint Venture Agreement or otherwise provided by the Joint Venture from time to time; or (4) issue any Voting Security to any MCI Competitor in any privately-negotiated transaction.

     "SEC" means the United States Securities and Exchange
Commission.

     "Securityholder" or "Securityholders" has the meaning specified in the preamble hereto.

     "Selling Securityholder" has the meaning specified in Section
1(a).

     "Shareholder Approval" has the meaning specified in Section
1(a)(i)(B).

     "Subsidiary" means, (i) with respect to any Person, any entity of which such Person owns or controls the voting of, directly or indirectly through one or more intermediaries, more than 50% of the voting stock or other ownership interests representing more than 50% of the ordinary voting power, or with respect to which such Person has the power to elect a majority of the members of the Board of Directors or other governing body, of such entity at the time of determination and (ii) with respect to TNCL, in addition to any entities described in clause (i) above, Twentieth Holdings Corporation and its Subsidiaries, so long as (x) TNCL or its Subsidiaries own all of the outstanding common stock of Twentieth Holdings Corporation, (y) TNCL or its Subsidiaries maintain a call on all of the outstanding preferred stock of Twentieth Holdings Corporation and (z) prior to a Triggering Event, a majority of the outstanding preferred stock of Twentieth Holdings Corporation is held by a member of the Murdoch Family or a nominee thereof.

     "Third Party" has the meaning specified in Section
1(a)(ii)(A).

     "Third Party Acceptance Notice" has the meaning specified in
Section 1(a)(ii)(A).

     "Third Party Acceptance Period" has the meaning specified in
Section 1(a)(ii)(A).

     "Third Party Offer" has the meaning specified in Section
1(a)(ii)(C).

     "Third Party Offered Shares" has the meaning specified in
Section 1(a)(ii)(A).

     "Third Party Sale" has the meaning specified in Section
1(a)(ii)(A).

     "TNCL" has the meaning specified in the recitals hereto.

     "TNCL Competitor" means (i) any Person that is, or directly or indirectly owns or controls, any (A) Major Studio; (B) broadcast or cable television network business (including, without limitation, United Paramount Network and Warner Brothers Network) in the United States; (C) cable television business in the United States that has at least 10,000,000 subscribers; or (D) direct broadcast satellite business in the United States; and (ii) Bertelsmann A.G.

     "TNCL  Ordinary  Shares" means TNCL's  Ordinary  Shares of Australian  $.50 each, the Ordinary Share ADSs and/or, with respect to the Ordinary Shares issuable upon exercise of the Warrants, any new class of redeemable ordinary shares issuable upon such exercise, as the context requires.

     "Triggering Event" shall mean the occurrence of any of the following: (i) members of the Murdoch Family propose to sell shares which would result in a change of control of TNCL; (ii) any slate of directors of TNCL opposed by the Murdoch Family is elected; (iii) any party or group of related parties owns or controls TNCL Ordinary Shares in an amount greater than the total number of TNCL Ordinary Shares held by the Murdoch Family; (iv) any party or group of related parties: (A) has commenced an offer to acquire all of the shareholdings in TNCL and the Murdoch Family intends to tender its shares of TNCL in connection with such offer or (B) other than members of the Murdoch Family, directly or indirectly, by contract or otherwise, has the ability to elect a majority of the directors of TNCL; or (v) the consummation by TNCL of, or the binding agreement of TNCL to enter into, a Restricted Alliance.

     "Voting Securities" shall mean (i) TNCL Ordinary Shares, (ii) other securities of TNCL, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of TNCL's directors or (iii) securities or other interests convertible into, or exercisable or exchangeable for, the securities described in clauses (i) and (ii) hereof.

     "Warrant Purchase Agreement" has the meaning specified in the recitals hereto.

     "Warrants" has the meaning specified in the recitals hereto.

     2. Deemed Share Ownership of Telegraph Investment Co. Pty. Ltd. For purposes of calculating the number of Offered Shares when Telegraph is the Selling Securityholder, only that percentage of the TNCL Ordinary Shares of which Telegraph is the record owner which is equal to the percentage ownership directly or indirectly by Cruden of Queensland Press Limited will be deemed to be included in the Offered Shares.

     3. Board of Directors. Subject to the provisions of paragraph 1(c) hereof, and provided that MCI has a right to designate a person to stand for election to the Board of Directors of TNCL under Section 6.4 of the Initial Warrant, each Securityholder shall vote the TNCL Ordinary Shares owned by such Securityholder in favor of the election of each person properly designated by MCI pursuant to such right.

     4.   Representations.    Each Securityholder hereby
represents and warrants to, and covenants with, MCI that (A) as of the date hereof, (i) it is the lawful record or beneficial owner of the number of TNCL Ordinary Shares set forth opposite its name on Exhibit A hereto and has sole voting and dispositive power over such shares; and (ii) not less than 98% of the TNCL Ordinary Shares held beneficially or of record by K. Rupert Murdoch, his wife and children are held beneficially or of record by the Securityholders and (B) it will cooperate with and use its best efforts to assist MCI in obtaining approval of the Australian Treasurer pursuant to the Foreign Acquisitions and Takeovers Act 1975 with respect to (i) the exercise of the rights contained in Section 1 hereof and (ii) the acquisition of up to 20% of the Voting Securities; provided, however, that MCI specifically acknowledges the possibility that, despite the best efforts of the Securityholders, such approvals may not be obtained and that such failure will not give rise to any liability on the part of TNCL or the Securityholders. Cruden

Investments Pty Limited hereby represents and warrants to MCI that, as of the date hereof, it, together with its wholly-owned Subsidiaries, is the lawful record owner of 58% of the outstanding equity of Queensland Press Limited. Each Securityholder further represents and warrants to MCI that the execution and delivery of this Agreement and the performance of such party's obligations hereunder: (i) are within the powers and authority of such party; and (ii) have been duly authorized by all requisite proceedings on the part of such party. Each Securityholder further represents and warrants to MCI that neither the execution, delivery or performance of this Agreement, nor compliance with the terms and provisions hereof, will (i) conflict with the constitutive documents of such party, or (ii) conflict with or result in a breach of or constitute a default under, or result in the creation of a lien, charge or encumbrance upon or security interest in (in each case, with or without the giving of notice, lapse of time or both) any of the properties or assets of such party, pursuant to the terms of any indenture, mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which such party is a party, or to which it or any of its properties is or are subject, except any of the foregoing which could not reasonably be expected to have a Material Adverse Effect on such party.

     5.   [INTENTIONALLY OMITTED]

     6. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereby be designated in writing by such party to the other parties:
     (a)  if to MCI, to:

               MCI Communications Corporation
               1801 Pennsylvania Avenue, N.W.
               Washington, D.C. 20006
               Attention: Michael J. Rowny
                         Executive Vice President
               Telecopier: (202) 887-2348
               Confirmation: (202) 887-3051

          With copies to:

               MCI Communications Corporation
               1801 Pennsylvania Avenue, N.W.
               Washington, D.C. 20006
               Attention: John R. Worthington, Esq.
                         Senior Vice President and
                         General Counsel
               Telecopier: (202) 887-2026
               Confirmation: (202) 887-2015
          and

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Attention:  Philip T. Ruegger III, Esq.
               Telecopier: (212) 455-2502
               Confirmation: (212) 455-2500

     (b)  if to Kayarem Pty. Limited, to:

               Kayarem Pty. Limited
               Level 6
               Skygarden
               77 Castlereagh Street
               Sydney N.S.W. 2000
               Attention: Mr. Brian D. Fraser
               Telecopier: (02) 489-1745
               Confirmation: (02) 487-2668

     (c)  if to Cruden Investments Pty Limited, to:

               Cruden Investments Pty Limited
               2nd Floor, 116 Queen Street
               GPO Box 4377QQ
               Melbourne Victoria 3001
               Attention:  Clive Little
               Telecopier:  (03) 9650 9916
               Confirmation: (03) 9650 9199

     (d)  if to Telegraph Investment Co. Pty. Ltd., to:

               Telegraph Investment Co. Pty. Ltd.
               41 Campbell Street
               Bowen Hills 5006
               GPO Box 130, Brisbane, 4001
               Attention:  Arthur W. Kirk
               Telecopier: (07) 252-6697
               Confirmation: (07) 252-6503

     (e)  if to any Securityholder, with a copy to:

               The News Corporation Limited
               1211 Avenue of the Americas
               New York, New York  10036
               Attention:  Arthur M. Siskind, Esq.
                         Executive Vice President and
                         Group General Counsel
               Fax:  (212) 768-2029
               Confirmation:  (212) 852-7007

                and

               Squadron, Ellenoff, Plesent & Sheinfeld, LLP

               551 Fifth Avenue
               New York, New York  10176
               Attention:  Harvey Horowitz, Esq.
               Fax:  (212) 697-6686
               Confirmation:  (212) 661-6500


     7. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

     8. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     9. Nouns and Pronouns. Whenever the context may require any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     10. Governing Law. The validity, interpretation and performance of this Agreement (including the provisions binding upon TNCL and Harris Trust) shall be governed by the laws of the State of New York as applied to contracts made and performed within the State of New York without regard to the principles of conflicts of law except to the extent that Australian law applies by virtue of the fact that any party hereto is organized or any securities are issued under Australian law. Each party hereto hereby irrevocably submits to the jurisdiction of any New York state court sitting in the borough of Manhattan or any federal court sitting in the borough of Manhattan in respect of any suit, action or proceeding arising out of or relating to this Agreement and the transactions pursuant hereto and in connection herewith, and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. Each such party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     11. Assignment. Any Permitted Ordinary Share Transferee that is not a party to this Agreement shall agree in writing to be bound by all of the terms and provisions hereof which are applicable to the transferor of the TNCL Ordinary Shares transferred to such Permitted Ordinary Share Transferee, in respect of such Shares. Except as provided herein, neither this Agreement, nor any right hereunder, shall be assigned by any party without the express prior written consent of the other parties hereto.

     12. Further Agreement. Each Securityholder agrees that it shall not take any action or do anything indirectly (including by transferring shares or other ownership interests of entities which are the record owners of TNCL Ordinary Shares indirectly owned by any Securityholder) which it could not take or do hereunder directly, other than in compliance with the terms hereby applicable to such action or thing done on a direct basis.

     13. Notice of Intent to Tender. In the event that any party or group of related parties has commenced an offer to acquire all of the shareholdings of TNCL and the Murdoch Family intends to tender its shares of TNCL in connection with such offer, the Securityholders shall notify MCI of such intention at least 10 business days in advance of the expiration of such offer.

     14.  Termination.   This Agreement shall terminate if, and
at such time as, any TNCL Competitor (or any group of Persons that includes a TNCL Competitor, acting in concert) acquires the power to control MCI.

     15. Severability. In the event any provision hereof is, for any reason, held to be invalid, illegal or otherwise unenforceable in any respect, such provision shall not affect any other provision of this Agreement and this Agreement shall be construed as if such provision had never been contained herein. The parties hereto shall endeavor in good faith negotiations to replace such a provision with a valid provision the economic effect of which comes as close as possible to that of the invalid, illegal or otherwise unenforceable provision.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                         MCI COMMUNICATIONS CORPORATION



                         By:___________________________
                                      Name:
                                 Title:


                              KAYAREM PTY. LIMITED



                         By:____________________________
                                      Name:
                                 Title:


                         CRUDEN INVESTMENTS PTY LIMITED



                         By:____________________________
                                      Name:
                                 Title:


                              TELEGRAPH INVESTMENT CO. PTY. LTD.



                              By:______________________________
                                 Name:
                                 Title:

     The undersigned agrees that it shall: (i) cause a meeting of its shareholders to be held in accordance with the provisions of Section 1(b) of the attached Securityholders' Agreement and in accordance with Section 623 of the Corporations Law; and (ii) (subject to the requirements of TNCL's Articles of Association, the Corporations Law, and the ASX Listing Rules, not make and reflect, and not permit any transfer agent with respect to the TNCL Ordinary Shares to make and reflect, any transfer of any TNCL Ordinary Shares on the stock transfer records of the undersigned that would breach the terms of the attached Securityholders' Agreement.

Dated: ______________, 1995
                          THE NEWS CORPORATION LIMITED



                         By:___________________________
                                      Name:
                                 Title:

     The undersigned (i) agrees to cause the Securityholders to comply with the terms of the attached Securityholders' Agreement; (ii) agrees that it shall take no action or do anything indirectly which it could not take or do directly without breaching clause (i) above; (iii) represents and warrants to MCI that
(A) the representations of each of the Securityholders contained in Section 4 of the attached Securityholders' Agreement were true and correct when made; (B) the execution and delivery of this attachment to such Securityholders' Agreement and the performance of its obligations hereunder: (1) are within its powers and authority; and (2) have been duly authorized by all requisite proceedings on its part; and (C) neither the execution, delivery or performance of this attachment to such Securityholder's Agreement, nor compliance with the terms and provisions hereof, will (1) conflict with its constitutive documents, or (2) conflict with or result in a breach of or constitute a default under, or result in the creation of a lien, charge or encumbrance upon or security interest in (in each case, with or without the giving of notice, lapse of time of both) any of its properties or assets, pursuant to the terms of any indenture, mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which it is a party, or to which it or any of its properties is or are subject, except any of the foregoing which could not reasonably be expected to have a Material Adverse Effect on it.


Dated: ______________, 1995
                              HARRIS TRUST

                           By: SAFEGUARD NOMINEES PTY.
LIMITED



By:______________________________
                                     Name:
                                     Title:

                                   SECURE NOMINEES PTY. LIMITED



By:______________________________
                                      Name:
                                     Title:

                                                     EXHIBIT A



                          SHARE OWNERSHIP


Securityholder                                   Number of Shares

Kayarem Pty. Limited                                   16,920,423

Cruden Investments Pty Limited                        291,088,743

Telegraph Investment Co. Pty. Ltd.                    287,736,511

                            Schedule I

              Australian Legal and Regulatory Issues


(a) Approval of the Australian Treasurer (the "Treasurer") pursuant to the Foreign Acquisitions and Takeovers Act 1975 (the "FATA") is required and will be sought with respect to MCI's (i) taking (but not exercise) of its right (the "ROFO") under Section 1 of this Agreement to purchase Offered Shares, (ii) taking and exercise of its right (the "Voting Arrangement") under Section 3 of this Agreement to cause each Securityholder to vote the Ordinary Shares owned by such Securityholder in favor of the election of each person properly designated by MCI, (iii) taking of the Additional Warrants, (iv) exercise of the Warrants and (v) taking and exercise of the Preemptive Right (as defined in the Warrant Purchase Agreement).

(b) Pursuant to listing Rule 3E(6) ("Rule 3E(6)") of the Australian Stock Exchange Limited Listing Rules, to the extent provided therein, the approval of the shareholders of TNCL is required prior to the grant, whether by way of the Warrant Purchase Option or the Warrant Put Right (as such terms are defined in the Warrant Purchase Agreement), of the Additional Warrants.

(c) Section 615 of the Corporations Law of South Australia (the "Corporations Law") limits MCI's (i) exercise of the Warrants, (ii) taking and exercise of the Preemptive Right,
     (iii) taking and exercise of the ROFO and (iv) taking and exercise of the Voting Arrangement, to the extent that any acquisition (as defined in the Corporations Law) of voting shares (as defined in the Corporations Law) ("Voting Shares") resulting from any such taking or exercise causes it or any other Person to become entitled (as defined in the Corporations Law) ("Entitled") to more than 20% of the Voting Shares in TNCL, or if such Person is already Entitled to not less than 20% of the Voting Shares in TNCL, causes such Person to become Entitled to a greater percentage of Voting Shares in TNCL, unless permitted pursuant to Sections 616 through 633 of the Corporations Law (as modified by the Australian Securities Commission pursuant to the Corporations Law).

(d) Section 623 and/or other provisions of the Corporations Law must be modified and/or the subject of exemption in order to establish that shareholder approval will achieve the results contemplated by paragraph (e) below. TNCL will make an application to the Australian Securities Commission for such appropriate modification and exemption of Section 623 of the Corporations Law.

(e) The approval of the shareholders of TNCL is required with respect to the grant of the Additional Warrants pursuant to Rule 3E(6) and with respect to the matters set forth in items (i) through (iv) of paragraph (c) above pursuant to Section 623 of the Corporations Law. TNCL will submit resolutions for such approval at the Annual General Meeting of Shareholders of TNCL to be held in October, 1995. Shareholder approval to be sought with respect to the exercise of the Warrants, the taking and exercise of the Preemptive Right, the taking of the ROFO and the taking and exercise of the Voting Arrangement shall be on terms which permit each such exercise or taking and exercise to have full effect, subject only in the case of the ROFO and the Warrants, to the requirement that MCI take such further action as may be required pursuant to the Corporations Law if the exercise of the ROFO or the Warrants pursuant to an acquisition (as defined in the Corporations Law) would result in MCI becoming Entitled to more than 20% of the Voting Shares of TNCL or if such Person is already Entitled to not less than 20% of the Voting Shares of TNCL cause such Person to become Entitled to a greater percentage of the Voting Shares of TNCL (assuming in each case that any Entitlement arising by reason of the proposal to enter into, the entry into, or the existence of, (i) the Warrant Put Agreement and Share Put Agreement among MCI, TNCL and others, (ii) this Agreement,
     (iii) the Warrant Purchase Agreement, (iv) the Voting Agreement among MCI and others, or (v) the Shareholders' Agreement among the MCI, TNCL and others, did not exist).

(f) Notification under and compliance with section 25 of the FATA is not compulsory, but (in the absence of such notification and compliance) could give rise to and permit action by the Treasurer against MCI and/or Permitted Transferees, including the possible prohibition of the acquisition of rights and/or securities and/or divestiture action. The power to take such action shall not arise with respect to the matters approved in accordance with paragraph
     (a) above. In addition, application for foreign investment approval may be required in respect of the taking and/or exercise of the Warrants, the ROFO, the Voting Arrangement and/or the Preemptive Right under the non-legally binding Foreign Investment Guidelines of the Australian Government. Those requirements will be satisfied with respect to the matters approved in accordance with paragraph (a) above.

                           Schedule 4.1

              Australian Legal and Regulatory Issues


(a) Approval of the Australian Treasurer (the "Treasurer") pursuant to the Foreign Acquisitions and Takeovers Act 1975 (the "FATA") is required and will be sought with respect to

     Purchaser's  (i) taking (but not  exercise) of its right (the "ROFO") under
     Section 1 of the Securityholders' Agreement to purchase Offered Shares (as defined in the Securityholders' Agreement), (ii) taking and exercise of its right (the "Voting Arrangement") under Section 3 of the Securityholders' Agreement to cause each Securityholder to vote the Ordinary Shares owned by such Securityholder in favor of the election of each person properly designated by Purchaser, (iii) taking of the Additional Warrants, (iv) exercise of the Warrants and (v) taking and exercise of the Preemptive Right.

(b) Pursuant to listing Rule 3E(6) ("Rule 3E(6)") of the Australian Stock Exchange Limited Listing Rules, to the extent provided therein, the approval of the shareholders of the Company is required prior to the grant, whether by way of the Warrant Purchase Option or the Warrant Put
     Right, of the Additional Warrants.

(c) Section 615 of the Corporations Law of South Australia (the "Corporations Law") limits Purchaser's (i) exercise of the Warrants, (ii) taking and exercise of the Preemptive Right,
     (iii) taking and exercise of the ROFO and (iv) taking and exercise of the Voting Arrangement, to the extent that any acquisition (as defined in the Corporations Law) of voting shares (as defined in the Corporations Law) ("Voting Shares") resulting from any such taking or exercise causes it or any other Person to become entitled (as defined in the Corporations Law) ("Entitled") to more than 20% of the Voting Shares in the Company, or if such Person is already Entitled to not less than 20% of the Voting Shares in the Company, causes such Person to become Entitled to a greater percentage of Voting Shares in the Company, unless permitted pursuant to Sections 616 through 633 of the Corporations Law (as modified by the Australian Securities Commission pursuant to the Corporations Law).

(d) Section 623 and/or other provisions of the Corporations Law must be modified and/or the subject of exemption in order to establish that shareholder approval will achieve the results contemplated by paragraph (e) below. The Company will make an application to the Australian Securities
      Commission for such appropriate modifications and exemptions.

(e) The approval of the shareholders of the Company is required with respect to the grant of the Additional Warrants pursuant to Rule 3E(6) and with respect to the matters set forth in items (i) through (iv) of paragraph (c) above pursuant to Section 623 of the Corporations Law. The
     Company will submit resolutions for such approval at the Annual General Meeting of Shareholders of the Company to be held in October, 1995. Shareholder approval to be sought with respect to the exercise of the Warrants, the taking and exercise of the Preemptive Right, the taking of the ROFO and the taking and exercise of the Voting Arrangement shall be on terms which permit each such exercise or taking and exercise to have full effect, subject only in the case of the ROFO and the Warrants, to the requirement that Purchaser take such further action as may be required pursuant to the Corporations Law if the exercise of the ROFO or the Warrants pursuant to an acquisition (as defined in the Corporation Law) would result in Purchaser or any other Person becoming Entitled to more than 20% of the Voting Shares of the Company or if such Person is already Entitled to not less than 20% of the Voting Shares of the Company, cause such Person to become Entitled to a greater percentage of Voting Shares of the Company (assuming in each case that any Entitlement arising by reason of the proposal to enter into, the entry into, or the existence of, (i) the Warrant Put Agreement and Share Put Agreement among the Purchaser, the Company and others, (ii) the Securityholders' Agreement, (iii) the Warrant Purchase Agreement, (iv) the Voting Agreement among the Purchaser and others, or (v) the Shareholders' Agreement among the Purchaser, the Company and others, did not exist).

(f) Notification under and compliance with section 25 of the FATA is not compulsory, but (in the absence of such notification and compliance) could give rise to and permit action by the Treasurer against Purchaser and/or Permitted Transferees, including the possible prohibition of the acquisition of rights and/or securities and/or divestiture action. The power to take such action shall not arise with respect to the matters approved in accordance with paragraph (a) above. In addition, application for foreign investment approval may be required in respect of the taking and/or exercise of the Warrants, the ROFO, the Voting Arrangement and/or the Preemptive Right under the non-legally binding Foreign Investment Guidelines of the Australian Government. Those requirements will be satisfied with respect to the matters approved in accordance with paragraph (a) above.

                           Schedule 4.9
             Outstanding Shares as of August 1, 1995





Ordinary Shares                              1,930,903,332
Preferred Limited Voting Ordinary shares       968,142,958
Shares assumed to be outstanding
 Remaining Zeros, unconverted                   6,042,452
 Preferred share entitlement
  on unconverted Zeros                          3,021,226
 LYONS                                         85,356,000
 Preferred share entitlement on LYONS          42,678,000
 Executive share Option Scheme
    Ordinary shares                            10,753,019
 Executive share Option Scheme Limited
   Voting shares                                5,176,510


Special Dividend Shares                       123,157,492
Preferred share entitlement on special
    dividend shares                            61,728,746


Converting Preference Shares                   25,000,000
Preferred share entitlement on Converting
 Preference Shares                             12,500,000

Less TNCL Shares owned by QPL                 (179,205,598)

                                             --------------
Total:                                       3,095,254,137

PAGE 109
                           Schedule 8.2

                    Redeemable Ordinary Shares


     Subject to approval and/or modification by the Australian Stock Exchange Limited and approval by the shareholders of the Company, the Redeemable Ordinary Shares will contain the following terms and conditions:

     (a) The voting, capital and dividend rights of the Redeemable Ordinary Shares will be identical to those of the Ordinary Shares;

     (b) The Redeemable Ordinary Shares must be redeemed prior to any transfer thereof (other than to Permitted Transferees) if such transfer occurs prior to a Triggering Event, but are not redeemable under any other circumstances; provided, however, that the proceeds of any such redemption must be immediately applied to the acquisition of Preferred Limited Shares (and the number of shares of Preferred Limited Shares to be acquired with such proceeds will be determined in the same manner as set forth in paragraph 8.2(e) of this Agreement);

     (c) The Redeemable Ordinary Shares will be "preference shares" in that they will be entitled to a priority payment in liquidation of A$1.00 for each million shares of Redeemable Ordinary Shares (i.e., A$156 with respect to all Warrant Shares issuable pursuant to the Initial Warrant); and

     (d) Upon the occurrence of a Triggering Event, the Redeemable Ordinary Shares will cease to be redeemable or have preference rights and will become additional Ordinary Shares.